As filed with the Securities and Exchange Commission on April 30, 2013
Registration Nos. 333-182483
and 811-5013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 32	☒

United Investors Annuity Variable Account
(Exact Name of Registrant)

Protective Life Insurance Company
(Name of Depositor)

2801 Highway 280 South,
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 268-1000
Depositor's Telephone Number, including Area Code:

Max Berueffy, Esq.
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223

Name and Address of Agent for Service:

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, N.W., Suite 700
Washington, DC 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485;
☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485;
☐	60 days after filing pursuant to paragraph (a) of Rule 485;
☐	on May 1, 2013 pursuant to paragraph a(1) of Rule 485;

      Title of Securities Being Registered: Interests
in a separate Account issued through variable annuity contracts.

Prospectus
May 1, 2013

     Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

     The policy is issued by Protective Life Insurance Company. Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company. (See “Protective Life Insurance Company” for information about the merger of United Investors Life Insurance Company with and into Protective Life Insurance Company.) We do not currently offer this policy for sale to new purchasers.

      To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2013 (known as the “SAI”). For a free copy of the SAI, contact us at our Administrative Office at:

Customer Service
 Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

     Protective Life has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears at the end of this prospectus.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE IISM
VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY issued by Protective Life Insurance Company (formerly issued by United Investors Life Insurance Company) through United Investors Annuity Variable Account

     The policy has 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios:

•	Ivy Funds VIP Asset Strategy
•	Ivy Funds VIP Balanced
•	Ivy Funds VIP Bond
•	Ivy Funds VIP Core Equity
•	Ivy Funds VIP Growth
•	Ivy Funds VIP High Income
•	Ivy Funds VIP International Growth
•	Ivy Funds VIP Money Market
•	Ivy Funds VIP Science and Technology
•	Ivy Funds VIP Small Cap Growth

     Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.
•	The policy is not a deposit or obligation of any bank, and no bank or government agency endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

VARIABLE ANNUITY POLICIES:
ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

U-1053, Ed. 5-11

Glossary	iv

Summary	1
The Policy	1
Annuity Payments	1
Purchasing the Policy	1
Funding Choices	2
Charges and Deductions.	2
Fee Tables.	3
Taxes.	5
Surrender and Partial Withdrawals.	5
Death Benefit	5
Other Information	5
Inquiries	6

Protective Life Insurance Company	7

United Investors Annuity Variable Account	7
Ivy Funds Variable Insurance Portfolios	8
Fund Management	11

Fixed Account	11

The Policy	11
State Variations.	11
Issuance of a Policy	11
Purchase Payments	12
Allocation of Purchase Payments.	12
Processing Your Policy Transactions: “Good Order” Requirements	13
Policy Value	13
Variable Account Value	13
Fixed Account Value	14
Surrender and Partial Withdrawals.	14
Withdrawals	14
Automatic Partial Withdrawals	15
Surrender	15
Restrictions Under the Texas ORP and Section 403(b) Plans	15
Restrictions Under Other Qualified Policies.	16
Transfers.	16
Dollar Cost Averaging	19
Death Benefit	19
Required Distributions	20
“Free Look” Period	21
Delay or Suspension of Payments	21

Charges and Deductions	22
Annual Deduction	22
Sales Charge	22
Annual Policy Fee	22
Withdrawal Charge.	23
Waiver of Withdrawal Charges Rider.	24
Mortality and Expense Risk Charge	25

Transaction Charge	25
Premium Taxes	25
Other Taxes	25
Fund Expenses	25
Older Policies	25
Reduction in Charges for Certain Groups	26
Annuity Payments	27
Election of Annuity Payment Method	27
Retirement Date	27
Annuity Payment Methods.	27
Distribution of the Policies	29
Federal Tax Matters	29
Qualified Retirement Plans	34
Voting Rights	38
Legal Proceedings	38
Financial Statements	38
Condensed Financial Information	39
Statement of Additional Information Table of Contents	40

Glossary

Administrative Office	Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-
1928 (for written notice sent by U.S. postal service) or Protective Life Insurance
Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for written notice sent by a nationally recognized overnight delivery service).

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.

Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our
Administrative Office is open for business. The close of regular trading on the New
York Stock Exchange usually is 4:00 p.m. Eastern Time. (The policy form uses the term “Valuation Period” to refer to business days.)

Joint Annuitant	The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.
[Missing Graphic Reference]

Owner’s Designated	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named
Beneficiary	in the policy) is the individual who becomes owner of the policy upon the death of an owner.

Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.

Retirement Date	The retirement date is the date on which annuity payments are to start.

We, Us, Our	We are Protective Life Insurance Company.

You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being sold, although you can still make additional purchase payments if you own a policy.

The Policy

     The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested, plus earnings, if any, to remain in the policy where they can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

     You may divide your Advantage II policy value among the fixed account and its variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select. You may lose money on investments in the variable investment divisions.

     Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

     This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

     There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

     On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

     You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).
2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).
3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

     Other annuity payment methods are available with our written consent.

Purchasing the Policy

     Your policy can be either a “qualified” policy (one that is designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code, e.g., IRAs, Roth IRAs, and

Section 403(b) tax-sheltered annuities), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a preapproved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

     You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following portfolios of Ivy Funds Variable Insurance Portfolios:

•	Ivy Funds VIP Asset Strategy
•	Ivy Funds VIP Balanced
•	Ivy Funds VIP Bond
•	Ivy Funds VIP Core Equity
•	Ivy Funds VIP Growth
•	Ivy Funds VIP High Income
•	Ivy Funds VIP International Growth
• •	Ivy Funds VIP Money Market Ivy Funds VIP Science and Technology
•	Ivy Funds VIP Small Cap Growth

     In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

     We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

     We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

     If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or
(b)	10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

     The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

     We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

     In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Ivy Funds Variable Insurance Portfolios.

Fee Tables

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted - Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted - Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a
percentage of daily net assets):
Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1) Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2) Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries
Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8	+
% of purchase payment	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

      The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2012. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted
from portfolio assets, including management fees, distribution or service	0.47%	—	1.18%
fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)

Examples: The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, variable account annual expenses, and portfolio operating expenses. These examples do not reflect any premium tax charges.

     The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

>If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
IVY Funds VIP Asset Strategy	$858	$1,138	$1,424	$2,395
IVY Funds VIP Balanced	$858	$1,138	$1,424	$2,395
IVY Funds VIP Bond	$836	$1,070	$1,305	$2,146
IVY Funds VIP Core Equity	$859	$1,141	$1,428	$2,406
IVY Funds VIP Growth	$857	$1,135	$1,419	$2,385
IVY Funds VIP High Income	$852	$1,117	$1,388	$2,320
IVY Funds VIP International Growth	$875	$1,189	$1,511	$2,576
IVY Funds VIP Money Market	$806	$975	$1,144	$1,801
IVY Funds VIP Science and Technology	$874	$1,186	$1,505	$2,565
IVY Funds VIP Small Cap Growth	$872	$1,183	$1,500	$2,555

>If you do not surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
IVY Funds VIP Asset Strategy	$210	$648	$1,112	$2,395
IVY Funds VIP Balanced	$210	$648	$1,112	$2,395
IVY Funds VIP Bond	$186	$576	$990	$2,146
IVY Funds VIP Core Equity	$211	$651	$1,117	$2,406
IVY Funds VIP Growth	$209	$645	$1,107	$2,385
IVY Funds VIP High Income	$203	$626	$1,075	$2,320
IVY Funds VIP International Growth	$228	$701	$1,202	$2,576
IVY Funds VIP Money Market	$154	$477	$824	$1,801
IVY Funds VIP Science and Technology	$227	$698	$1,196	$2,565
IVY Funds VIP Small Cap Growth	$225	$695	$1,191	$2,555

     These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

     You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

     You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

     Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1 / 2 .

Surrender and Partial Withdrawals

     You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

     You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

     Surrenders and withdrawals may be taxable, and if taken before age 59 1 / 2 , then a 10% Federal tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

     You cannot surrender the policy or make a withdrawal after the retirement date.

     Withdrawals will negatively affect your policy value and may negatively affect the death benefit and any other policy guarantees.

Death Benefit

     The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)	your policy value at the time the death benefit is paid.
(b)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or
(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

     The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Other Information

      Free Look: You may cancel the policy by returning it in good order either to our Administrative Office or to the registered agent who sold it within 10 days after you receive it. (See “Processing Your Policy Transactions: “Good Order” Requirements”.) When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

     Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2 .

     Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

     Transfers: Before the retirement date, you may transfer all or part of your policy value among the 11 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See “Transfers.”)

     After the retirement date, the annuitant may reallocate his or her annuity value among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

     Dollar Cost Averaging: Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

     Tax-Free “Section 1035” Exchanges:You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different.You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

      Financial Information: Condensed financial information for the variable investment divisions is located at the end of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

     State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our Administrative Office for additional information that may be applicable to your state.

Inquiries

      If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our Administrative Office:

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

     The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Ivy Funds Variable Insurance Portfolios prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe all of the limitations or restrictions. (See “Qualified Retirement Plans.”)

Protective Life Insurance Company

The policy is issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2012, Protective Life had total assets of approximately $57.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $57.4 billion at December 31, 2012.

Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company (“United Investors”), at that time a wholly owned subsidiary of Protective Life. United Investors was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. On December 31, 2010, Protective Life acquired the stock of United Investors, and effective following the close of business on July 1, 2012, United Investors merged with and into Protective Life. Protective Life was the surviving company, and assumed responsibility for United Investor’s obligations under the policy.

Please note: The merger does not affect your policy benefits or any other terms or conditions under the policy; there are no tax consequences for you as a result of the merger; and you are not charged any additional fees or expenses as a result of the merger.

United Investors Annuity Variable Account

     The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). The Variable Account was established as a segregated asset account on December 8, 1981 and modified on January 5, 1987. In connection with the merger of United Investors Life Insurance Company with and into Protective Life, the Variable Account was transferred to Protective Life on July 1, 2012.

     The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

     The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

     We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Ivy Funds Variable Insurance Portfolios

     The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy;
2.	Ivy Funds VIP Balanced;
3.	Ivy Funds VIP Bond;
4.	Ivy Funds VIP Core Equity;
5.	Ivy Funds VIP Growth;
6.	Ivy Funds VIP High Income;
7.	Ivy Funds VIP International Growth;
8.	Ivy Funds VIP Money Market;
9.	Ivy Funds VIP Science and Technology; and
10.	Ivy Funds VIP Small Cap Growth.

      The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

     We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

     The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds VIP	Ivy Funds VIP Asset Strategy seeks to provide total return. It seeks to achieve its objective
Asset Strategy	by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments precious metals and investments with exposure to various foreign currencies.

Ivy Funds	Ivy Funds VIP Balanced seeks to provide total return through a combination of capital
VIP Balanced	appreciation and current income. It seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds	Ivy Funds VIP Bond seeks to provide current income consistent with preservation of capital.
VIP Bond	It seeks to achieve its objective by investing primarily in investment grade debt securities.
The Portfolio considers debt securities to be investment grade if they are rated BBB-or higher by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO)
or, if unrated, determined by Waddell & Reed Investment Management Company
(WRIMCO), the Portfolio’s investment manager, to be of comparable quality. During normal circumstances, the Portfolio invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities.

Ivy Funds VIP	Ivy Fund VIP Core Equity seeks to provide capital growth and appreciation. It seeks to
Core Equity	achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies that Waddell &
Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes have dominant market positions in their industries.

Ivy Funds	Ivy Funds VIP Growth seeks to provide growth of capital. It seeks to achieve its objective by
VIP Growth	investing primarily in a diversified portfolio of common stocks issued by large capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the
Portfolio’s investment manager, believes are high-quality, growth-oriented companies with appreciation possibilities.

Ivy Funds VIP	Ivy Funds VIP High Income seeks to provide total return through a combination of high
High Income	current income and capital appreciation. It seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (bank loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s
investment manager, consistent with the Portfolio’s objective.

Ivy Funds VIP	Ivy Funds VIP International Growth seeks to provide growth of capital. It seeks to achieve
International	its objective by investing primarily in common stocks of foreign companies that Waddell &
Growth	Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-
term growth and operate in regions or countries that WRIMCO believes possess attractive growth characteristics.

Ivy Funds VIP	Ivy Funds VIP Money Market seeks to provide current income consistent with maintaining
Money Market*	liquidity and preservation of capital. It seeks to achieve its objective by investing in U.S.
dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell &
Reed Investment Management Comanpy (WRIMCO), the Portfolio’s investment manager, to be of comparable quality.

Ivy Funds VIP	Ivy Funds VIP Science and Technology seeks to provide growth of capital. It seeks to
Science and	achieve its objective by investing primarily in the equity securities of science and technology
Technology	companies around the globe. Under normal circumstances, the Portfolio invests at least 80%
of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management
Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP Small Cap Growth
Ivy Funds VIP Small Cap Growth seeks to provide growth of capital. It seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small cap companies.

*
During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

     We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

     In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

     These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Certain Payments We Receive With Regard to the Portfolios

     We receive 12b-1 fees from the Ivy Funds Variable Insurance Portfolios’ distributor that are based on a percentage of the average daily net assets of the Ivy Funds Variable Insurance Portfolios attributable to the policies and to certain other variable insurance policies issued or administered by us (or our affiliate). Rule 12b-1 fees are paid out of portfolio assets as part of the Ivy Funds Variable Insurance Portfolios’ total annual portfolio operating expenses. Payments made out of portfolio assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. We anticipate receiving a maximum 12b-1 fee of 0.25% on an annual basis.

     In addition, a Portfolio’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the policy (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

     Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the policies; and, in our role as intermediary, the Portfolios. We (and our affiliates) may profit from these payments. The amount of the payments may be significant.

     For details about the compensation payments we make in connection with the sale of the policies, see “Distribution of the Policies.”

Fund Management

     Waddell & Reed Investment Management Company, the manager of Ivy Funds Variable Insurance Portfolios, provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

     The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

     The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

     As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

     The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

      Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our Administrative Office for additional information that may be applicable to your state.

Issuance of a Policy

     You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

      If you wish to purchase a policy, you must complete an application and send it and the initial purchase payment in good order to our Administrative Office. (See “Processing Your Policy Transactions: “Good Order” Requirements”.) We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment at our Administrative Office. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/ years old when you purchase a policy. The policy will only become effective when we accept your application.

     There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

     You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Delay or Suspension of Payments.”

     Replacement of Existing Annuity. It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the new policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

     The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

     Additional purchase payments for non-qualified policies may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or more.

     If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

     You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

      Between the date that we receive the initial purchase payment at our Administrative Office and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and
(b)
the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

      Any additional purchase payments we receive at our Administrative Office prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

      If we receive an additional purchase payment at our Administrative Office on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

     All instructions for allocations must be received in good order (see below). Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

     Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Processing Your Policy Transactions: “Good Order” Requirements

      We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our Administrative Office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., spousal consent, and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

       Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or Protective Life’s Administrative Office is closed.

     On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment at our Administrative Office to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)
the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

     Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value. At the end of any business day, your fixed account value is equal to:

(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

      Withdrawals. You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request in good order to our Administrative Office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request at our Administrative Office (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

     You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

     You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

     Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters” and “Qualified Retirement Plans.”)

      Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a onetime written request, in good order, to our Administrative Office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

     Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

     Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

      Surrender. You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our Administrative Office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our Administrative Office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our Administrative Office) your written request for surrender in good order. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters” and “Qualified Retirement Plans.”) No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. If no tax withholding instructions are received, we will process the request and withhold taxes. Surrenders are final. Once the policy is surrendered it may not be reinstated. Furthermore, if you request a Section 1035 tax-free exchange and the policy is terminated, it may not be reinstated.

Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

     Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

     An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

     A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

     Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

     Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59½;

(c)	severance from employment;

(d)	disability;

(e)	hardship; or

(f)	a qualified reservist distribution under Section 72(t)(2)(G) of the Code.

     If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

     Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Qualified Retirement Plans.”)

Transfers

      Transfers of Policy Values. You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

     You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

     Transfers of Annuity Units. You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

     Transfer Procedures. Transfers may be made by written requests satisfactory to us or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request in good order at our Administrative Office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

     Notice for Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in good order in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-268-6479

     There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

     Limitations on Frequent Transfers, Including “Market Timing” Transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of the portfolio securities held by an underlying mutual fund (“Fund”) and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next business day or thereafter.

     When you request a transfer among the variable investment divisions, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other policy owners, beneficiaries, annuitants, or owners of other variable policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•	Increased brokerage, trading and transaction costs;

•	Disruption of planned investment strategies;

•	Forced and unplanned liquidation and portfolio turnover;

•	Lost opportunity costs; and

•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all policy owners.

     In order to try to protect our policy owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other policy owners, beneficiaries, annuitants and policy owners of other variable policies we issue that invest in the Variable Account.

     We monitor transfer activity in the policies to identify frequent transfer activity in any policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same variable investment divisions within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging program when monitoring for frequent transfer activity.

     When we identify transfer activity exceeding our established parameters in a policy or group of policies that appear to be under common control, we suspend non-written methods of requesting transfers for that policy or group of policies. All transfer requests for the affected policy or group of policies must be made by written notice. We notify the affected policy owner(s) in writing of these restrictions.

     In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the Fund.

     Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the policy owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that policy owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

     We apply our Market Timing Procedures consistently to all policy owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

     Policy owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging

     Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

     The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

     Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

     The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force. The death benefit is only payable on the death of the annuitant. No death benefit is payable on the death of the owner, if different from the annuitant. The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

      Upon receiving due proof of death and any other documents, forms and information we need at our Administrative Office, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

     If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

     If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

     The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If, upon death of any owner, the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

     As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Payment of the death benefit is subject to our financial strength and claims-paying ability.

Escheatment of Death Benefit

     Every state has unclaimed property laws which generally declare annuity policies to be abandoned after a period of inactivity of 3 to 5 years from the contract’s retirement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

Required Distributions

     In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)
if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

     If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

     If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

     If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required. The right of a spouse to continue the policy and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this policy will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

     If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

     The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

      If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our Administrative Office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

      We will normally pay a surrender or any withdrawal within seven days after we receive your written request in good order at our Administrative Office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)
the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)
an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

     If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

     Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

     Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

     Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Charges and Deductions

     We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

     On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

     Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

     Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

     The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries
since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8	+
Withdrawal Charge
(% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

     There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

     The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

 For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)
if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

     As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

     We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

     The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

     In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision. The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received at our Administrative Office no later than 90 days after confinement ends.

Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received at our Administrative Office within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received at our Administrative Office before the withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

     We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

     We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

     The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

     You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

     We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Other Taxes

     Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Fund Expenses

     The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Ivy Funds Variable Insurance Portfolios. (See “Summary—Fee Tables.”)

Older Policies

     For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

     Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to another Protective Life policy, or, at our request, to another investment;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

     We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

     As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

     Ordinarily, the first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. Protective has an administrative practice not to allow a retirement date that is later than the oldest owner’s or annuitant’s 95th birthday. You may change the retirement date by giving us written notice in good order at least 30 days before the old retirement date (and at least 30 days before the new retirement date), provided that the new retirement date is no later than the oldest owner’s or annuitant’s 95th birthday. A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date. If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

     Retirement dates that occur or are scheduled to occur at an advanced age for the annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See “Federal Tax Matters.”) Distributions from qualified policies may be required before the retirement date.

Annuity Payment Methods

     The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both. At this time Protective does not allow a “partial annuitization,” i.e., we do not allow you to apply a portion of your policy value to an annuity payment method while maintaining the remaining policy value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

     Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No	This method provides monthly annuity payments during the lifetime of the
Guaranteed Period	annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.

Joint Life Annuity	This method provides monthly annuity payments during the lifetime of the
Continuing to	annuitant and a joint annuitant. Payments will continue to the survivor for
the Survivor	the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.

Life Annuity with 120 or	This method provides monthly annuity payments during the lifetime of the
240 Monthly Payments	annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may
Guaranteed	be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

     If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

     The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)
variable annuity payments vary with the investment experience of the underlying portfolios of Ivy Funds Variable Insurance Portfolios and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

     Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

     The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

     Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

     Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

     If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

     After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

     The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies

     Investment Distributors, Inc. (“IDI”), 2801 Highway 280 South, Birmingham, Alabama, 35223, is the principal underwriter (as defined under Federal securities laws and regulations) of the policies since July 1, 2012. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

     To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

     Commissions paid on the contract, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

Federal Tax Matters

Introduction

     The following discussion of the Federal income tax treatment of the policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the policy is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code (“Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

     This discussion does not address state or local tax consequences associated with the purchase of the policy. In addition, Protective Life makes no guarantee regarding any tax treatment — Federal, state or local — of any policy or of any transaction involving a policy.

The Company’s Tax Status

     Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a policy. Protective Life does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

     Under existing provisions of the Code, except as described below, any increase in an owner’s policy value is generally not taxable to the owner until received, either in the form of annuity payments as contemplated by the policies, or in some other form of distribution. However, this rule applies only if:

(1)	the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

(2)	the Company, rather than the owner, is considered the owner of the assets of the Variable Account for Federal income tax purposes; and

(3)	the owner is an individual (or an individual is treated as the owner for tax purposes).

Diversification Requirements

     The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the policy will not be treated as an annuity policy for Federal income tax purposes and the owner would generally be taxable currently on the excess of the policy value over the premiums paid for the policy. Protective Life expects that the Variable Account, through the Ivy Funds Variable Insurance Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment

     In certain circumstances, variable annuity policy owners may be considered the owners, for Federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their policies. In those circumstances, income and gains from the segregated asset account would be currently includable in the policy owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable policy owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the policy as necessary to attempt to prevent policy owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner

     As a general rule, policies held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity policies for Federal tax purposes. The income on such policies (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the policy during the taxable year. There are several exceptions to this general rule for nonnatural owners. First, policies will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the policy as an agent for a natural person. Thus, if a group policy is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for Federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a policy under a non-qualified deferred compensation arrangement for its employees.

     In addition, exceptions to the general rule for nonnatural owners will apply with respect to:

(1)	policies acquired by an estate of a decedent by reason of the death of the decedent;

(2)	certain qualified policies;

(3)	policies purchased by employers upon the termination of certain qualified plans;

(4)	certain policies used in connection with structured settlement agreements; and

(5)
policies purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the policy and substantially equal periodic payments are made, not less frequently than annually, during the annuity period

Delayed Retirement Dates

     If the policy’s retirement date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., past age 85), it is possible that the policy would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the policy could be currently includable in the owner’s income.

     The remainder of this discussion assumes that the policy will be treated as an annuity contract for Federal income tax purposes.

Taxation of Withdrawals and Surrenders

     In the case of a withdrawal, amounts you receive are generally includable in income to the extent your policy value before the withdrawal exceeds your “investment in the contract” (defined below). All amounts includable in income with respect to the policy are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic partial withdrawal plan are treated as withdrawals. In the case of a surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, “the investment in the contract” at any time equals the total of the purchase payments made under the policy to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to qualified policies) less any amounts previously received from the policy which were not includable in income.

     Withdrawals and surrenders may be subject to a 10% penalty tax. (See “Penalty Tax on Premature Distributions.”) Withdrawals and surrenders may also be subject to Federal income tax withholding requirements. (See “Federal Income Tax Withholding.”)

Taxation of Annuity Payments

     Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the investment in the contract (defined above) you allocate to the variable annuity payment method when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed annuity payment method, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the policy (determined under Treasury Department regulations).

     Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

     There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another within the meaning of Federal law. You should consult a tax advisor in those situations.

     Annuity income payments may be subject to Federal income tax withholding requirements. (See “Federal Income Tax Withholding.”)

Taxation of Proceeds Paid Upon Death

     Prior to the retirement date, we may distribute amounts from a policy because of the death of an owner or, in certain circumstances, the death of the annuitant (“death proceeds”). Such death proceeds are includable in income as follows:

(1)	if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

(2)	if distributed under an annuity payment method, they are taxed in the same manner as annuity income payments, as described above.

     After the retirement date, if a guaranteed period exists under a life income annuity payment method and the annuitant dies before the end of that period, payments we make to the beneficiary for the remainder of that period are includable in income as follows:

(1)	if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)
if distributed in accordance with the existing annuity payment method selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

      Death proceeds may be subject to Federal income tax withholding requirements. (See “Federal Income Tax Withholding.”)

Assignments, Pledges, and Gratuitous Transfers

     Other than in the case of qualified policies (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the policy value is treated for Federal income tax purposes as a withdrawal of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an owner transfers a policy without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under Federal law.

Penalty Tax on Premature Distributions

     Where we have not issued the policy in connection with a qualified plan, there generally is a 10% penalty tax on the amount of any payment from the policy that is includable in income, unless the payment is:

(a)	received on or after the owner reaches age 59½;

(b)	attributable to the owner’s becoming disabled (as defined in the tax law);

(c)	made on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)
made as part of a series of substantially equal periodic payments, not less frequently than annually, for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary (as defined in the tax law); or

(e)
made under a policy purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the policy and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

     Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain qualified policies.)

Aggregation of Policies

     In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a policy that is includable in income by combining some or all of the annuity policies a person owns that were not issued in connection with qualified plans. For example, if a person purchases this policy and also purchases at approximately the same time an immediate annuity issued by the same insurance company (or its affiliates), the IRS may treat the two policies as one policy. In addition, if a person purchases two or more deferred annuity policies from the same insurance company (or its affiliates) during any calendar year, all such policies will be treated as one policy for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the retirement date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Policies

     We may issue the policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional purchase payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

     If you exchange part of an existing policy for this policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either policy, the exchange may not be treated as a tax-free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

     You should consult your tax advisor in connection with an exchange of all or part of an annuity policy for this policy, especially if you may receive a payment from either policy within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

      Effective for tax years beginning after December 31, 2012, a new Medicare hospital insurance tax of 3.8% will apply to some types of investment income. While final regulations have not been issued, it appears that this tax will apply to all taxable distributions from nonqualified annuities. This new tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Policy Is Held By or For the Benefit of Certain Nonnatural Persons

     In the case of policies issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity’s general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the policy. However, this interest deduction disallowance does not affect policies where the income on such policies is treated as ordinary income that the owner received or accrued during the taxable year. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a policy, should consult a tax adviser.

Qualified Retirement Plans

In General

     The policies are also designed for use in connection with certain types of retirement plans, e.g., IRAs section 403(b) tax-sheltered annuities, which receive favorable treatment under the Code (“Qualified Plans”). Numerous special tax rules apply to the participants in Qualified Plans and to policies used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the policy with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and qualified policies often differ from Federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the policy in connection with Qualified Plans should seek competent advice.

     The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic partial withdrawals, withdrawals, and annuity income payments under qualified policies, there may be no investment in the contract and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

     In the case of qualified policies, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (“IRAs”), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70½. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your policy may increase the amount of the minimum required distribution that must be taken from your policy.

     There may be a 10% penalty tax on the taxable amount of payments from certain qualified policies. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)	received on or after the date the owner reaches age 59½;
(b)	received on or after the owner’s death or because of the owner’s disability (as defined in the tax law); or
(c)
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and his designated beneficiary (as defined in the tax law).

     These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception “c” above for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

     When issued in connection with a Qualified Plan, we will amend a policy as generally necessary to conform to the requirements of the plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy. In addition, Protective Life shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the policy, unless Protective Life consents.

     Following are brief descriptions of various types of Qualified Plans in connection with which Protective Life may issue a policy.

Individual Retirement Accounts and Annuities

      Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this policy in connection with an IRA, the policy owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

     However, you may not use the policy in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.

Roth IRAs

     Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.

     A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be either (1) made after the owner attains the age of 59½; (2) made after the owner’s death; (3) attributable to the owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the owner attains age 70½. A Roth IRA may accept a “qualified rollover contribution” from a (1) non-Roth IRA, (2) a “designated Roth account” maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Pension and Profit-Sharing Plans

     Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the policy in order to provide benefits under the plans. These types of plans may be subject to rules under Sections

401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the policy.

     Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the policy is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial purchase payment on the plan’s compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the policy, e.g., fees that vary based on policy values, may affect the plan’s compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the policy in connection with such plans should seek competent advice.

Section 403(b) Annuity Policies

     Protective Life no longer issues policies under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from Protective. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity policies for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the policies as a “Section 403(b) annuity policy” should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such policies.

Section 403(b) annuity policies contain restrictions on withdrawals of:

(i)	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
(ii)	earnings on those contributions; and
(iii)	earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

     These amounts can be paid only if the employee has reached age 59½, had a severance from employment, died, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship.

     Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) policies (including Section 403(b) annuity policies and Section 403(b)(7) custodial accounts, subject to certain exceptions). In particular, a rollover to a Section 403(b) policy from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) policy for another Section 403(b) policy under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the policy is maintained. In addition, the issuer of the Section 403(b) policy and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) policy, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the policy owner, including current taxation of amounts that would otherwise be tax deferred.

     In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity policy. A rollover, transfer, or exchange from your Section 403(b) annuity policy with Protective to another Section 403(b) policy may be made only if the other Section 403(b) annuity policy is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) policy, you should consult your tax advisor about the income tax consequences of the proposed transaction.

Direct Rollovers

     If your policy is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity policy, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any “eligible rollover distribution” from the policy will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity policy or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

      Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the policy, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or Protective Life) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

Federal Income Tax Withholding

In General

     Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a policy unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments including surrenders prior to the retirement date and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

     The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

     If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Voting Rights

     To the extent required by law, we will vote shares of Ivy Funds Variable Insurance Portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Ivy Funds Variable Insurance Portfolios shares in our own right, we may elect to do so. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings.

     The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

     The number of votes for a portfolio which are available will be determined as of the record date established by Ivy Funds Variable Insurance Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Ivy Funds Variable Insurance Portfolios.

     Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Legal Proceedings

     Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Investment Distributors, Inc’s, Protective Life’s or the Variable Account’s financial position.

Financial Statements

      Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Administrative Office.

Condensed Financial Information

     The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

						Ivy	Ivy			Ivy
	Ivy		Ivy		Ivy	Funds	Funds		Ivy	Funds
	Funds	Ivy	Funds	Ivy	Funds	VIP	VIP	Ivy	Funds	VIP
	VIP	Funds	VIP	Funds	VIP	Inter-	Small	Funds	VIP	Science
	Money	VIP	High	VIP	Core	national	Cap	VIP	Asset	and
Investment Division:	Market	Bond	Income	Growth	Equity	Growth	Growth	Balanced	Strategy	Technology
December 31, 2003	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
December 31, 2004	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
December 31, 2005	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
December 31, 2006	1.938	3.151	3.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
December 31, 2007	2.010	3.300	3.632	8.769	4.524	3.353	4.791	2.746	4.603	5.337
December 31, 2008	2.013	3.284	2.811	5.532	2.921	1.920	2.884	2.148	3.384	3.491
December 31, 2009	2.037	3.484	4.083	6.974	3.594	2.417	3.856	2.412	4.195	4.984
December 31, 2010	2.021	3.662	4.649	7.782	4.308	2.750	4.924	2.800	4.518	5.571
December 31, 2011	2.003	3.895	4.850	7.876	4.340	2.526	4.362	2.867	4.155	5.202
December 31, 2012	1.985	4.083	5.702	8.800	5.101	2.955	4.547	3.175	4.907	6.590

ACCUMULATION UNITS OUTSTANDING

						Ivy	Ivy			Ivy
	Ivy		Ivy		Ivy	Funds	Funds		Ivy	Funds
	Funds	Ivy	Funds	Ivy	Funds	VIP	VIP	Ivy	Funds	VIP
	VIP	Funds	VIP	Funds	VIP	Inter-	Small	Funds	VIP	Science
	Money	VIP	High	VIP	Core	national	Cap	VIP	Asset	and
Investment Division:	Market	Bond	Income	Growth	Equity	Growth	Growth	Balanced	Strategy	Technology
December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,559,404	43,547,685	47,637,635	37,204,739	22,121,427	34,109,477
December 31, 2004	7,948,630	19,817,399	17,147,998	55,710,891	90,709,029	36,986,011	40,544,095	33,239,648	21,008,820	29,978,985
December 31, 2005	7,164,720	17,354,525	14,876,785	47,739,903	77,827,207	33,273,464	35,048,619	28,733,101	23,627,956	26,350,308
December 31, 2006	5,761,009	15,007,533	13,139,755	40,105,286	65,683,581	29,786,955	28,533,390	24,039,768	26,370,013	21,847,985
December 31, 2007	6,490,834	13,825,938	10,680,019	31,052,456	50,886,939	23,768,595	21,258,315	18,470,575	22,916,970	16,520,470
December 31, 2008	7,943,987	11,783,572	7,934,918	23,780,650	38,716,377	17,749,508	15,919,214	13,454,074	18,171,194	12,468,421
December 31, 2009	5,744,366	9,916,823	6,771,870	19,261,280	31,268,862	14,459,535	13,046,940	10,216,310	15,082,570	10,573,230
December 31, 2010	3,715,433	8,692,626	5,839,699	16,078,244	26,314,936	12,114,178	10,979,355	8,496,687	12,519,226	8,941,767
December 31, 2011	3,101,142	7,650,834	4,977,645	13,246,195	21,889,253	9,742,200	8,966,130	6,878,014	10,109,930	7,217,465
December 31, 2012	2,418,226	6,839,920	4,314,122	10,874,091	18,043,671	8,139,693	7,439,737	5,849,356	8,353,728	5,991,096

Statement of Additional Information Table of Contents

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract.	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	5
Change of Owner or Beneficiary	5
Assignment.	6
Incontestability	6
Evidence of Survival	6
Addition, Deletion or Substitution of Investments	6
Distribution of the Policy	6
Safekeeping of Variable Account Assets	7
State Regulation	7
Records and Reports	7
Legal Matters	8
Experts.	8
Potential Conflicts of Interest	8
Other Information	9
Financial Statements	9

     This Prospectus sets forth information about the Advantage II Variable Annuity Policy that a prospective investor should know before investing. The Statement of Additional Information contains more detailed information about the policy and the Variable Account. This Statement of Additional Information is available upon request at no charge. To obtain such information, return this request form to the address shown below.

TO: Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

Please send me a Statement of Additional Information for the Advantage II Variable Annuity.

Name _______________________________________________________________

Address _____________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

Telephone (____) ______________________

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

PROTECTIVE LIFE INSURANCE COMPANY

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IIsm Deferred Variable Annuity Policy (the “Policy”) offered by Protective Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2013, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 2013

		Corresponding
		Page in
	Page	Prospectus
The Policy	3
Accumulation Units	3	12
Annuity Units.	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex.	5
Annual Report	5
Non-Participation.	5
Ownership	5
Beneficiary	5
Change of Ownership or Beneficiary	5
Assignment	6
Incontestability	6
Evidence of Survival	6
Addition, Deletion or Substitution of Investments	6
Distribution of the Policy	6	29
Safekeeping of Variable Account Assets	7
State Regulation	7
Records and Reports	7
Legal Matters	8	38
Experts	8
Potential Conflicts of Interest	8
Other Information	9
Financial Statements	9	38

The Policy

     As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

      An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received in good order at our Administrative Office.

     The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

     An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

     The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

     The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

	(a)	the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)
the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

3

	(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)	is the result of:

	(a)	the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

	(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments

     At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

     Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

     The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (Policy Value less any applicable premium taxes) applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

      After the Retirement Date, the Annuitant may reallocate the value of the Annuitant’s interest in the Investment Divisions, no more than once each Policy Year, by sending a written request to the Administrative Office of Protective Life. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

     Protective Life guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

4

The Contract

     The entire contract is made up of the policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the policy.

     Changes to the policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the policy or to waive any of its provisions.

Misstatement of Age or Sex

     If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

     At least once each Policy Year prior to the Retirement Date we will send you a report on your policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

     The policy is non-participating. This means that no dividends will be paid on your policy. It will not share in our profits or surplus earnings.

Ownership

     The policy belongs to you, the policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one policyowner at a given time, all must exercise the rights of ownership by joint action. If you die, the policyowner’s Designated Beneficiary will become the policyowner; if there is no policyowner’s Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the policyowner.

Beneficiary

     The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the policyowner, if living; otherwise, it will be paid to the policyowner’s estate.

Change of Ownership or Beneficiary

      Unless you provide otherwise in writing to us at our Administrative Office, you may change the policyowner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by written request filed in good order with us at our Administrative Office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your written request. We may require you to submit the policy to us at our Administrative Office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

5

Assignment

      You may assign the policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing in good order at our Administrative Office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the policy may be a taxable event. Your ability to assign a qualified policy may be restricted. This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme. This policy is not designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Incontestability

Protective Life will not contest the policy.

Evidence of Survival

     Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

Addition, Deletion or Substitution of Investments

     Protective Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. Protective Life reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. Protective Life will not substitute any shares attributable to a policyowner’s interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

     Protective Life also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of Protective Life, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing policyowners on a basis to be determined by Protective Life. Protective Life may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, Protective Life may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Protective Life to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Protective Life separate accounts.

Distribution of the Policy

Investment Distributors, Inc. is the principal underwriter of the policies as of July 1, 2012.

6

     Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, was the principal underwriter of the policies from February 1, 2010 to June 30, 2012.

     Prior to February 1, 2010, Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, was the principal underwriter of the policies.

     For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the policies:

Aggregate Amount
of Commissions
Paid To Sterne Agee
Fiscal year	Financial Services, Inc.*
2010	$280
2011	$ 0
2012	$ 0

Aggregate Amount
of Commissions
Fiscal year	Paid to Comerica Securities*
2010	$50,413
2011	$24,989
2012	$24,604

Aggregate Amount of
Commissions Paid to
Fiscal year	Investment Distributors, Inc.**
2010	$ 0
2011	$ 0
2012	$24,650

*
Includes sales compensation paid to registered persons of the underwriter or to other selling firms. We have no information as to the amount retained by the principal underwriter. Comerica was also paid $55,000 in 2010, $60,000 in 2011 and $30,000 in 2012 for services rendered as principal underwriter.

**	Investment Distributors, Inc. did not retain any of these amounts.

Safekeeping of Variable Account Assets

     Protective Life holds the assets of the Variable Account. The assets are held separate and apart from Protective Life’s general account. Protective Life maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

     Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the policy form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the policy is sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Records and Reports

     All records and accounts relating to the Variable Account will be maintained by Protective Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

7

Legal Matters

     Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

      The statement of assets and liabilities of United Investors Annuity Variable Account as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2012 and 2011  included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The consolidated financial statements of Protective Life Insurance Company as of December 31, 2012, and 2011 and for each of the three years in the period ended December 31, 2012 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The principal business address of PricewaterhouseCoopers LLP is 1901 6th Avenue North, Suite 1600, Birmingham, Alabama 35203.

Potential Conflicts of Interest

     In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

     The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

8

Other Information

     A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus or this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the documents themselves to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

     The financial statements of Protective Life, which are included herein, should be considered only as bearing on the ability of Protective Life to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Financial statements follow this page.

9

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

REPORT ON AUDIT OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2012

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Index

Page(s)

Report of Independent Registered Public Accounting Firm	2

Statement of Assets and Liabilities as of December 31, 2012	3

Statement of Operations for the year ended December 31, 2012	4

Statements of Changes in Net Assets for the years ended
December 31, 2012 and December 31, 2011	5-6

Notes to Financial Statements	7-14

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the United Investors Annuity Variable Account
and Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the United Investors Annuity Variable Account (the "Separate Account") at December 31, 2012, the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

The unit values and financial highlights for the years ending December 31, 2008, 2009, and 2010 contained in Note 6 were audited by other auditors, who issued an unqualified opinion on the financial statements as of and for the year ended December 31, 2010.

April 26, 2013

2

United Investors Annuity Variable Account
of Protective Life Insurance Company

Statement of Assets and Liabilities

December 31, 2012

	Ivy Funds VIP
	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
ASSETS
Investments in underlying portfolio funds, at current fair value	$40,803,824	$18,366,621	$28,275,447	$92,120,266	$95,821,050	$24,503,159	$23,898,619	$4,905,044	$39,160,363	$33,624,713
Dividends and other receivables	190,829	203,934	-	-	-	96,541	155,821	-	323,283	201,465
Total assets	40,994,653	18,570,555	28,275,447	92,120,266	95,821,050	24,599,700	24,054,440	4,905,044	39,483,646	33,826,178

LIABILITIES
Liabilities - other payables	-	-	345,184	76,598	123,659	-	-	103,793	-	-
Net assets	$40,994,653	$18,570,555	$27,930,263	$92,043,668	$95,697,391	$24,599,700	$24,054,440	$4,801,251	$39,483,646	$33,826,178

ANALYSIS OF NET ASSETS
Accumulation period	40,449,527	18,207,225	27,523,378	90,846,723	94,625,748	24,327,716	23,885,005	4,718,639	39,270,934	33,511,672
Annuity period	545,126	363,330	406,885	1,196,945	1,071,643	271,984	169,435	82,612	212,712	314,506
Total net assets	$40,994,653	$18,570,555	$27,930,263	$92,043,668	$95,697,391	$24,599,700	$24,054,440	$4,801,251	$39,483,646	$33,826,178

Units Outstanding	8,353,728	5,849,356	6,839,920	18,043,671	10,874,091	4,314,122	8,139,693	2,418,226	5,991,096	7,439,737

Shares Owned in each Portfolio	3,804,233	1,959,859	4,793,586	7,440,575	9,017,348	6,456,525	2,823,594	4,905,044	2,163,114	3,503,998

Fair Value per Share	$10.73	$9.37	$5.90	$12.38	$10.63	$3.80	$8.46	$1.00	$18.10	$9.60

See accompanying notes to fiancial statements

3

United Investors Annuity Variable Account
of Protective Life Insurance Company

Statement of Operations

December 31, 2012

	Ivy Funds VIP
	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
REVENUE

Dividend income	$489,653	$301,131	$924,155	$575,709	$65,424	$1,579,118	$493,510	$1,089	$-	$-

EXPENSES

Mortality and expense risk charges	379,504	176,843	262,264	864,979	932,269	220,150	221,357	48,984	360,388	344,318

Net investment income (loss)	110,149	124,288	661,891	(289,270)	(866,845)	1,358,968	272,153	(47,895)	(360,388)	(344,318)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on redemption of investment shares	1,091,635	677,413	323,155	2,088,948	3,840,371	266,847	241,663	-	1,088,173	729,681
Capital gain distributions	-	1,090,496	234,391	9,640,101	7,749,844	-	1,611,915	-	2,867,068	897,688
Net realized gain (loss) on investments	1,091,635	1,767,909	557,546	11,729,049	11,590,215	266,847	1,853,578	-	3,955,241	1,627,369

Change in unrealized appreciation (depreciation) on investments	5,831,735	124,093	165,403	4,170,713	952,031	2,340,362	1,706,509	-	5,798,699	545,799

Net realized and unrealized gain (loss) on investments	6,923,370	1,892,002	722,949	15,899,762	12,542,246	2,607,209	3,560,087	-	9,753,940	2,173,168

Net increase (decrease) in net assets resulting from operations	$7,033,519	$2,016,290	$1,384,840	$15,610,492	$11,675,401	$3,966,177	$3,832,240	$(47,895)	$9,393,552	$1,828,850

See accompanying notes to fiancial statements

4

United Investors Annuity Variable Account
of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2012

	Ivy Funds VIP
	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
OPERATIONS

Net investment income (loss)	$110,149	$124,288	$661,891	$(289,270)	$(866,845)	$1,358,968	$272,153	$(47,895)	$(360,388)	$(344,318)

Net realized gain (loss) on investments	1,091,635	1,767,909	557,546	11,729,049	11,590,215	266,847	1,853,578	-	3,955,241	1,627,369

Change in unrealized appreciation (depreciation) of investments	5,831,735	124,093	165,403	4,170,713	952,031	2,340,362	1,706,509	-	5,798,699	545,799

Net increase (decrease) in net assets resulting from operations	7,033,519	2,016,290	1,384,840	15,610,492	11,675,401	3,966,177	3,832,240	(47,895)	9,393,552	1,828,850

CONTRACT OWNERS' TRANSACTIONS

Proceeds from sales	168,883	176,103	184,748	815,545	1,098,224	275,823	89,345	(102,893)	248,620	173,613
Net transfer (to) from affiliate and subaccounts	(901,109)	412,124	1,118,035	(2,003,894)	(2,795,156)	1,072,618	(623,397)	1,374,031	(640,918)	(718,620)
Payments for redemptions	(7,263,926)	(3,728,525)	(4,528,049)	(17,258,979)	(18,483,504)	(4,827,536)	(3,817,542)	(2,625,213)	(7,011,598)	(6,518,259)
Administrative expense	(48,201)	(22,952)	(30,233)	(115,977)	(126,162)	(26,798)	(33,828)	(8,379)	(51,830)	(53,253)

Net increase (decrease) from contract owners' transactions	(8,044,353)	(3,163,250)	(3,255,499)	(18,563,305)	(20,306,598)	(3,505,893)	(4,385,422)	(1,362,454)	(7,455,726)	(7,116,519)

Total increase (decrease) in net assets	(1,010,834)	(1,146,960)	(1,870,659)	(2,952,813)	(8,631,197)	460,284	(553,182)	(1,410,349)	1,937,826	(5,287,669)

NET ASSETS

Beginning of period	42,005,487	19,717,515	29,800,922	94,996,481	104,328,588	24,139,416	24,607,622	6,211,600	37,545,820	39,113,847

End of period	$40,994,653	$18,570,555	$27,930,263	$92,043,668	$95,697,391	$24,599,700	$24,054,440	$4,801,251	$39,483,646	$33,826,178

See accompanying notes to fiancial statements

5

United Investors Annuity Variable Account
of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2011

	Ivy Funds VIP
	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
OPERATIONS

Net investment income (loss)	$(884,479)	$184,590	$585,391	$(328,843)	$(317,570)	$1,674,556	$(75,114)	$(49,213)	$(301,955)	$(319,297)

Net realized gain (loss) on investments	1,629,977	2,880,386	497,312	5,902,538	8,686,292	126,673	672,292	-	3,082,636	2,098,242

Change in unrealized appreciation (depreciation) of investments	(5,314,607)	(2,439,745)	822,232	(4,025,692)	(6,454,023)	(622,350)	(2,808,654)	-	(5,110,685)	(6,784,275)

Net increase (decrease) in net assets resulting from operations	(4,569,109)	625,231	1,904,935	1,548,003	1,914,699	1,178,879	(2,211,476)	(49,213)	(2,330,004)	(5,005,330)

CONTRACT OWNERS' TRANSACTIONS

Proceeds from sales	75,853	24,455	38,943	100,032	92,655	34,917	34,090	3,756,475	39,117	53,331
Net transfer (to) from affiliate and subaccounts	331,832	324,103	1,523,691	(1,054,608)	(2,322,672)	1,327,360	(779,231)	153,445	(1,170,340)	(1,365,026)
Payments for redemptions	(10,335,611)	(5,017,401)	(5,468,439)	(18,813,704)	(20,330,896)	(5,518,020)	(5,709,718)	(5,145,481)	(8,738,668)	(8,566,632)
Administrative expense	(23,470)	(8,356)	(8,528)	(28,918)	(29,748)	(7,975)	(12,821)	(2,384)	(22,246)	(18,163)
Sales expenses	(40,079)	(19,608)	(24,268)	(106,096)	(119,183)	(21,592)	(29,712)	(8,823)	(43,750)	(50,928)

Net increase (decrease) from contract owners' transactions	(9,991,475)	(4,696,807)	(3,938,601)	(19,903,294)	(22,709,844)	(4,185,310)	(6,497,392)	(1,246,768)	(9,935,887)	(9,947,418)

Total increase (decrease) in net assets	(14,560,584)	(4,071,576)	(2,033,666)	(18,355,291)	(20,795,145)	(3,006,431)	(8,708,868)	(1,295,981)	(12,265,891)	(14,952,748)

NET ASSETS

Beginning of period	56,566,071	23,789,091	31,834,588	113,351,772	125,123,733	27,145,847	33,316,490	7,507,581	49,811,711	54,066,595

End of period	$42,005,487	$19,717,515	$29,800,922	$94,996,481	$104,328,588	$24,139,416	$24,607,622	$6,211,600	$37,545,820	$39,113,847

See accompanying notes to fiancial statements

6

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The United Investors Annuity Variable Account (the “Separate Account”) was established on December 8, 1981, and modified on January 5, 1987, as a segregated account of United Investors Life Insurance Company (“UILIC”) in connection with the issuance of annuity contracts (the “contracts”) by the United Investors Annuity Variable Account. Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company (“PLICO”), a wholly owned subsidiary of Protective Life Corporation, purchased all of the outstanding stock of UILIC.  Effective July 1, 2012, UILIC merged with and into its direct parent, PLICO.  As a result of this merger, PLICO remained as the surviving legal entity.  Variable annuity contracts of UILIC are contracts of PLICO.  PLICO services and maintains those contracts in accordance with their terms.  The merger encompassed both the general and separate account balances.

New contracts are no longer being sold but holders of existing contracts may make additional deposits. The investment options available under the contracts have been registered as a unit investment trust under the Investment Company Act of 1940.

The Separate Account is divided into 10 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund.  During the years ended December 31, 2012 and 2011, assets were invested in all ten of the subaccounts.

Ivy Funds VIP Asset Strategy	Ivy Funds VIP High Income
Ivy Funds VIP Balanced	Ivy Funds VIP International Growth
Ivy Funds VIP Bond	Ivy Funds VIP Money Market
Ivy Funds VIP Core Equity	Ivy Funds VIP Science and Technology
Ivy Funds VIP Growth	Ivy Funds VIP Small Cap Growth

(2) Significant Accounting Policies

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners.  Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are reported on the weighted average cost basis. Capital gain distributions are included in net realized gain/(loss) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLICO. Under the provisions of the contracts, PLICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax. Management will periodically review the contract in the event of changes in tax law. Accordingly, a change may be made in future years for any federal income taxes that would be attributable to the contracts.

7

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of PLICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Annuity Payouts

Net assets allocated to contracts in the annuity payout (period) are computed according to the 1971 Individual Annuity Mortality Table. The assumed investment return is 4.0% per year (3.5% where state law requires it) unless the annuitant elects otherwise. The mortality risk is fully borne by PLICO and may result in additional amounts being transferred into the variable annuity account by PLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statement of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2011-04 — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and International Financial Reporting Standards (IFRSs).  In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurements and Disclosure Requirement in U.S. GAAP and International Financial Reporting Standards (IFRSs).  The amendments in this update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs.  The amendments were effective for the annual period beginning after December 15, 2011.  This standard did not have a material impact to the fair value disclosures included in Note 2 to the financial statements.

8

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels and disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or non-financial assets valued on a non-recurring basis.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets in active markets

b)	Quoted prices for identical or similar assets in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•
Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values
The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

9

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(3) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2012 are as follows:

	Purchases	Sales
Ivy Funds VIP Asset Strategy	$874,327	$9,010,054
Ivy Funds VIP Balanced	1,881,710	4,039,243
Ivy Funds VIP Bond	2,921,842	4,943,723
Ivy Funds VIP Core Equity	10,658,482	19,779,187
Ivy Funds VIP Growth	8,200,814	21,520,201
Ivy Funds VIP High Income	2,667,813	4,917,678
Ivy Funds VIP International Growth	2,159,998	4,816,598
Ivy Funds VIP Money Market	1,753,463	3,141,862
Ivy Funds VIP Science and Technology	3,109,724	8,374,436
Ivy Funds VIP Small Cap Growth	998,791	7,764,807

(4) Expenses and Related Party Transactions

PLICO assumes mortality risks associated with the annuity contracts, as benefits paid to the contract owner or beneficiary may exceed contract value.  PLICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, PLICO assesses a daily charge through a reduction in unit value based on assets for mortality and expense risk which amounts to an aggregate of 0.90% per annum.  Additionally, PLICO assesses against each contract participating in the Separate Account a records maintenance charge of 0.85% through a redemption of units on each of the first 10 contract anniversaries following the receipt of a premium deposit, In addition to the annual contract charge, PLICO deducts an administrative fee of $50.00 on each contract anniversary through a redemption of units to compensate PLICO for expenses in administering the United Investors Annuity Variable Account and the contract.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to PLICO.  The percentage charged (0.00% to 8.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.  A transaction charge of $20.00 will be charged through a reduction in units if more than four withdrawals occur during a contract year.

10

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(5) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:
	Units Issued	Units Redeemed	Net Increase (Decrease)
Ivy Funds VIP Asset Strategy:
2012	1,394,687	3,150,783	(1,756,096)
2011	448,830	2,858,228	(2,409,398)

Ivy Funds VIP Balanced:
2012	1,287,171	2,315,955	(1,028,784)
2011	311,361	1,930,041	(1,618,680)

Ivy Funds VIP Bond:
2012	2,085,967	2,896,795	(810,828)
2011	792,923	1,834,699	(1,041,776)

Ivy Funds VIP Core Equity:
2012	1,962,865	5,807,578	(3,844,713)
2011	546,479	4,972,395	(4,425,916)

Ivy Funds VIP Growth:
2012	1,103,518	3,475,667	(2,372,149)
2011	219,125	3,052,199	(2,833,074)

Ivy Funds VIP High Income:
2012	1,247,858	1,911,933	(664,075)
2011	461,428	1,323,476	(862,048)

Ivy Funds VIP International Growth:
2012	830,952	2,433,246	(1,602,294)
2011	226,200	2,597,944	(2,371,744)

Ivy Funds VIP Money Market:
2012	6,177,981	6,860,884	(682,903)
2011	4,630,063	5,244,549	(614,486)

Ivy Funds VIP Science and Technology:
2012	881,808	2,107,443	(1,225,635)
2011	219,156	1,943,827	(1,724,671)

Ivy Funds VIP Small Cap Growth:
2012	868,644	2,394,706	(1,526,062)
2011	239,849	2,253,119	(2,013,270)

11

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights

Variable annuity products with various features are funded by the Separate Account.  The products have unique combinations of features and fees that are charged against the contract holder’s account.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The following tables were developed by determining which product fee structures funded by the Separate Account have the highest and lowest expense ratios in effect during the applicable periods.  The summaries may not reflect the minimum or maximum contract charges offered by PLICO as contract holders may not have selected all available and applicable contract options.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the two years in the period ended December 31, 2012, were as follows:

	At December 31				For the year ended December 31
	Units	Unit Fair Value		Net Assets	Investment Income	Expense Ratio (b)		Total Return (c)
	(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Ivy Funds VIP Asset Strategy:
2012	8,354	$4.907	$4.907	$40,995	1.18%	0.90%	0.90%	18.11%	18.11%
2011	10,110	4.155	4.155	42,005	1.08%	0.90%	0.90%	-8.04%	-8.04%
Ivy Funds VIP Balanced:
2012	5,849	3.175	3.175	18,571	1.57%	0.90%	0.90%	10.75%	10.75%
2011	6,878	2.867	2.867	19,718	1.52%	0.90%	0.90%	2.38%	2.38%
Ivy Funds VIP Bond:
2012	6,840	4.083	4.083	27,930	3.20%	0.90%	0.90%	4.83%	4.83%
2011	7,651	3.895	3.895	29,801	2.57%	0.90%	0.90%	6.37%	6.37%
Ivy Funds VIP Core Equity:
2012	18,044	5.101	5.101	92,044	0.62%	0.90%	0.90%	17.54%	17.54%
2011	21,889	4.340	4.340	94,996	0.37%	0.90%	0.90%	0.74%	0.74%
Ivy Funds VIP Growth:
2012	10,874	8.800	8.800	95,697	0.07%	0.90%	0.90%	11.74%	11.74%
2011	13,246	7.876	7.876	104,329	0.40%	0.90%	0.90%	1.21%	1.21%
Ivy Funds VIP High Income:
2012	4,314	5.702	5.702	24,600	6.48%	0.90%	0.90%	17.58%	17.58%
2011	4,978	4.850	4.850	24,139	7.21%	0.90%	0.90%	4.31%	4.31%
Ivy Funds VIP International Growth:
2012	8,140	2.955	2.955	24,054	2.03%	0.90%	0.90%	17.00%	17.00%
2011	9,742	2.526	2.526	24,608	0.43%	0.90%	0.90%	-8.15%	-8.15%
Ivy Funds VIP Money Market:
2012	2,418	1.985	1.985	4,801	0.02%	0.90%	0.90%	-0.88%	-0.88%
2011	3,101	2.003	2.003	6,212	0.02%	0.90%	0.90%	0.89%	0.89%
Ivy Funds VIP Science and Technology:
2012	5,991	6.590	6.590	39,484	N/A	0.90%	0.90%	26.69%	26.69%
2011	7,217	5.202	5.202	37,546	N/A	0.90%	0.90%	-6.62%	-6.62%
Ivy Funds VIP Small Cap Growth:
2012	7,440	4.547	4.547	33,826	N/A	0.90%	0.90%	4.22%	4.22%
2011	8,966	4.362	4.362	39,114	N/A	0.90%	0.90%	-11.41%	-11.41%

12

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

6) Unit Values and Financial Highlights, continued

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the three years in the period ended December 31, 2010, were as follows:

	At December 31			For the year ended December 31
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio (d)	Ratio (e)	Return (d)
Ivy Funds VIP Asset Strategy:
2010	12,519	$4.518	$56,566	1.09%	0.90%	6.76%
2009	15,083	4.195	63,267	10.68%	0.89%	21.51%
2008	18,171	3.384	61,485	6.56%	0.90%	-28.15%
Ivy Funds VIP Balanced:
2010	8,497	2.800	23,789	3.39%	0.89%	14.90%
2009	10,216	2.412	24,641	2.66%	0.90%	10.68%
2008	13,454	2.149	28,907	0.15%	0.90%	-23.50%
Ivy Funds VIP Bond:
2010	8,693	3.662	31,835	4.10%	0.90%	5.06%
2009	9,917	3.484	34,554	3.92%	0.90%	6.06%
2008	11,784	3.284	38,693	0.08%	0.90%	-0.76%
Ivy Funds VIP Core Equity:
2010	26,315	4.308	113,352	0.99%	0.89%	18.16%
2009	31,269	3.594	112,396	1.02%	0.90%	20.27%
2008	38,716	2.921	113,091	2.58%	0.90%	-40.85%
Ivy Funds VIP Growth:
2010	16,078	7.782	125,124	0.64%	0.90%	10.65%
2009	19,261	6.974	134,324	3.22%	0.90%	22.91%
2008	23,781	5.532	131,548	0.90%	0.90%	-43.16%
Ivy Funds VIP High Income:
2010	5,840	4.649	27,146	7.79%	0.90%	12.95%
2009	6,772	4.083	27,649	9.11%	0.89%	36.75%
2008	7,935	2.811	22,303	0.56%	0.90%	-23.00%

13

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

	At December 31			For the year ended December 31
			Net	Investment
	Units	Value	Assets	Income	Expense	Total
	(000s)	Unit	(000s)	Ratio (d)	Ratio (e)	Return (d)
Ivy Funds VIP International Growth:
2010	12,114	$2.750	$33,316	0.97%	0.90%	12.55%
2009	14,460	2.417	34,951	1.60%	0.89%	22.51%
2008	17,750	1.920	34,082	2.03%	0.90%	-52.50%
Ivy Funds VIP Money Market:
2010	3,715	2.021	7,508	0.08%	0.89%	-0.81%
2009	5,744	2.037	11,703	0.99%	0.90%	0.10%
2008	7,944	2.013	15,992	2.15%	0.90%	1.25%
Ivy Funds VIP Science and Technology:
2010	8,942	5.571	49,812	2.95%	0.90%	10.91%
2009	10,573	4.984	52,701	6.55%	0.89%	35.70%
2008	12,468	3.491	43,531	2.48%	0.90%	-39.99%
Ivy Funds VIP Small Cap Growth:
2010	10,979	4.924	54,067	N/A	0.89%	24.90%
2009	13,047	3.856	50,304	0.43%	0.89%	28.79%
2008	15,919	2.885	45,923	1.36%	0.90%	-51.14%

(a)
This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets.  This ratio excludes the Expense Ratio.  N/A is noted if the fund did not pay any dividends.

(b)
This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges.  Charges that require redemption of contract owner units are excluded.

(c)
Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

(d)	Based on average assets for the period.

(e)
Based on average assets for the period and only includes expenses borne directly by United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units.  Fees are charged as direct reduction in unit values.

(7) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2012, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 and Note 6 to the consolidated financial statements, the Company changed the manner in which it accounts for costs associated with acquiring or renewing insurance contracts and the presentation of its comprehensive income.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers

Birmingham, Alabama

March 28, 2013

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	For The Year Ended December 31,
	2012	2011(1)	2010(1)
	(Dollars In Thousands)
Net income	$308,536	$323,756	$223,311
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2012 — $392,372; 2011 — $400,626; 2010 — $328,597)	728,692	744,032	609,694
Reclassification adjustment for investment amounts included in net income, net of income tax: (2012 — $(3,317); 2011 — $(14,646); 2010 — $(5,951))	(6,163)	(27,213)	(10,989)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2012 — $16,227; 2011 — $(13,195); 2010 — $11,515)	30,136	(24,506)	21,384
Change in accumulated (loss) gain — derivatives, net of income tax: (2012 — $2,609; 2011 — $2,382; 2010 — $4,441)	4,846	4,424	7,630
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2012 — $(381); 2011 — $(138); 2010 — $(614))	(708)	(256)	(1,105)
Total other comprehensive income	756,803	696,481	626,614
Total comprehensive income	$1,065,339	$1,020,237	$849,925

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2012	2011(1)
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2012 — $26,661,310; 2011 — $26,109,131)	$29,769,978	$27,957,565
Fixed maturities, at amortized cost (fair value: 2012 — $319,163)	300,000	—
Equity securities, at fair value (cost: 2012 — $371,827; 2011 — $303,578)	373,715	292,413
Mortgage loans (2012 and 2011 includes: $765,520 and $858,139 related to securitizations)	4,948,625	5,351,902
Investment real estate, net of accumulated depreciation (2012 — $771; 2011 — $993)	6,517	10,991
Policy loans	865,391	879,819
Other long-term investments	378,821	264,031
Short-term investments	216,787	101,470
Total investments	36,859,834	34,858,191
Cash	269,582	169,775
Accrued investment income	350,804	347,857
Accounts and premiums receivable, net of allowance for uncollectible amounts (2012 — $4,191; 2011 — $3,864)	67,891	68,641
Reinsurance receivables	5,682,841	5,542,417
Deferred policy acquisition costs and value of business acquired	3,225,356	3,223,220
Goodwill	83,773	86,871
Property and equipment, net of accumulated depreciation (2012 — $103,625; 2011 — $132,579)	47,391	47,997
Other assets	343,925	351,327
Income tax receivable	61,952	62,311
Assets related to separate accounts
Variable annuity	9,601,417	6,741,959
Variable universal life	562,817	502,617
Total assets	$57,157,583	$52,003,183
Liabilities
Future policy benefits and claims	$21,626,065	$20,867,727
Unearned premiums	1,352,872	1,218,258
Total policy liabilities and accruals	22,978,937	22,085,985
Stable value product account balances	2,510,559	2,769,510
Annuity account balances	10,658,463	10,946,848
Other policyholders' funds	566,985	546,516
Other liabilities	1,210,579	970,047
Mortgage loan backed certificates	—	19,755
Deferred income taxes	1,783,713	1,293,996
Non-recourse funding obligations	1,446,900	1,248,600
Repurchase program borrowings	150,000	—
Liabilities related to separate accounts
Variable annuity	9,601,417	6,741,959
Variable universal life	562,817	502,617
Total liabilities	51,470,370	47,125,833
Commitments and contingencies — Note 11
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2012 and 2011 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,363,258	1,361,734
Retained earnings	2,507,829	2,456,293
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2012 — $979,251; 2011 — $590,196)	1,818,608	1,096,079
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2012 — $(2,147); 2011 — $(18,374))	(3,988)	(34,124)
Accumulated loss — derivatives, net of income tax: (2012 — $(1,883); 2011 — $(4,111))	(3,496)	(7,634)
Total shareowner's equity	5,687,213	4,877,350
Total liabilities and shareowner's equity	$57,157,583	$52,003,183

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings(1)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity(1)
	(Dollars In Thousands)
Balance before cumulative effect adjustments, December 31, 2009	$2	$5,000	$1,361,734	$2,579,504	$(268,450)	$3,677,790
Cumulative effect adjustments				(455,278)	(324)	(455,602)
Balance, December 31, 2009	$2	$5,000	$1,361,734	$2,124,226	$(268,774)	$3,222,188
Net income for 2010					223,311	223,311
Other comprehensive income					626,614	626,614
Comprehensive income for 2010						849,925
Balance, December 31, 2010	$2	$5,000	$1,361,734	$2,347,537	$357,840	$4,072,113
Net income for 2011					323,756	323,756
Other comprehensive income					696,481	696,481
Comprehensive income for 2011						1,020,237
Dividends paid to the parent company				(215,000)		(215,000)
Balance, December 31, 2011	$2	$5,000	$1,361,734	$2,456,293	$1,054,321	$4,877,350
Net income for 2012					308,536	308,536
Other comprehensive income					756,803	756,803
Comprehensive income for 2012						1,065,339
Capital contributions				1,524		1,524
Dividends paid to the parent company				(257,000)		(257,000)
	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2012	2011(1)	2010(1)
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$308,536	$323,756	$223,311
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	53,124	(45,427)	27,382
Amortization of deferred policy acquisition costs and value of business acquired	192,183	249,520	144,496
Capitalization of deferred policy acquisition costs	(311,960)	(355,033)	(348,730)
Depreciation expense	7,378	8,616	8,931
Deferred income tax	70,037	107,265	66,682
Accrued income tax	359	(24,683)	84,580
Interest credited to universal life and investment products	962,678	993,574	972,806
Policy fees assessed on universal life and investment products	(794,825)	(712,038)	(611,917)
Change in reinsurance receivables	(140,424)	(28,615)	(223,843)
Change in accrued investment income and other receivables	580	(35,436)	(22,567)
Change in policy liabilities and other policyholders' funds of traditional life and health products	300,523	15,307	341,104
Trading securities:
Maturities and principal reductions of investments	276,659	283,239	355,831
Sale of investments	454,150	860,474	730,385
Cost of investments acquired	(585,618)	(950,051)	(963,403)
Other net change in trading securities	(56,615)	7,933	(25,520)
Change in other liabilities	(22,009)	(148,801)	(17,981)
Other income — gains on repurchase of non-recourse funding obligations	(32,044)	(35,512)	(5,377)
Other, net	13,920	118,311	(46,662)
Net cash provided by operating activities	696,632	632,399	689,508
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,169,563	1,396,105	2,053,359
Sale of investments, available-for-sale	2,535,708	2,957,589	3,421,590
Cost of investments acquired, available-for-sale	(4,228,755)	(5,155,155)	(6,384,981)
Change in investments, held-to-maturity	(300,000)	—	—
Mortgage loans:
New lendings	(346,435)	(484,483)	(338,598)
Repayments	739,402	446,794	351,891
Change in investment real estate, net	4,927	(4,266)	151
Change in policy loans, net	14,428	14,190	31,663
Change in other long-term investments, net	(123,401)	77,079	(71,148)
Change in short-term investments, net	(82,282)	122,665	695,506
Net unsettled security transactions	37,169	68,810	(340)
Purchase of property and equipment	(6,157)	(17,463)	(10,636)
Sales of property and equipment	—	—	40
Payments for business acquisitions	—	(209,609)	(348,288)
Net cash used in investing activities	(585,833)	(787,744)	(599,791)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	198,300	(112,200)	(194,200)
Repurchase program borrowings	150,000	—	—
Dividends paid to the parent company	(257,000)	(215,000)	—
Investment product deposits and change in universal life deposits	3,716,553	4,216,738	3,635,447
Investment product withdrawals	(3,818,845)	(3,777,365)	(3,477,430)
Other financing activities, net	—	(24,051)	20,606
Net cash (used in) provided by financing activities	(10,992)	88,122	(15,577)
Change in cash	99,807	(67,223)	74,140
Cash at beginning of period	169,775	236,998	162,858
Cash at end of period	$269,582	$169,775	$236,998

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statement

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange "PL". The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 18, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications and Accounting Changes

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowner's equity.

On January 1, 2012, the Company adopted Accounting Standard Update ("ASU" or "Update") No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts which changed certain previously reported items within the Company's financial statements and accompanying notes. The previously reported amounts included in the Company's financial statements and accompanying notes have been updated to reflect the retrospective adoption of ASU No. 2010-26, where applicable.

Current and prior period operating income results within the Annuities segment have been updated to reflect the revised definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and the related hedging activities. This change did not impact its comparable GAAP measure income before income tax. See Note 21, Operating Segments for additional information.

Also on January 1, 2012, the Company adopted ASU No. 2011-05, which requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The requirements of ASU No. 2011-05 do not change the items that must be reported in other comprehensive income, or the timing of its subsequent reclassification to net income. The retrospective adoption of ASU No. 2011-05 resulted in the inclusion of consolidated statements of comprehensive income within the Company's consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

Out of Period Adjustment

During 2012 the Company recorded an adjustment to correct an error in the prior period valuation of our interest support agreement with PLC. The adjustment was $1.9 million related to the year ended December 31, 2011. This adjustment resulted in an increase to "Other Long-Term Investments" and an increase to "Realized Investments Gains (Losses): Derivative Financial Instruments". The adjustment was not material to any one prior period and, as a result, we have not restated the prior period amount.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which we hold a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment fair values and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of investment securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available for sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held to maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, any

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities is recognized in other comprehensive income (loss) as a non-credit portion of the recognized other-than-temporary impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million was recorded in earnings and $9.0 million was recorded in other comprehensive income (loss). For more information on impairments, refer to Note 4, Investment Operations.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were $96.6 million and $0.9 million as of December 31, 2012 and 2011, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

In the first quarter of 2012, the Company adopted ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. Deferred acquisition costs ("DAC") is subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Based on the Accounting Standards Codification ("ASC" or "Codification") Financial Services — Insurance Topic, the Company makes certain assumptions regarding the mortality, persistency,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.95%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, using guidance from ASC Investments — Debt and Equity Securities Topic, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. The Company amortizes VOBA in proportion to gross premiums for traditional life products and in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 8.75%. VOBA is subject to annual recoverability testing.

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Home office building	$72,587	$72,148
Data processing equipment	29,209	56,928
Other, principally furniture and equipment	49,220	51,500
	151,016	180,576
Accumulated depreciation	(103,625)	(132,579)
Total property and equipment	$47,391	$47,997

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of PLICO as the seller of the contracts, as opposed to solely meeting the needs of the buyer. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2012 and 2011, the Company had $0.3 billion and $0.8 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

As of December 31, 2012, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2013	$432.6
2014-2015	1,231.9
2016-2017	785.7
Thereafter	60.3

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 20, Derivative Financial Instruments.

Insurance liabilities and reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed minimum withdrawal benefits

The Company also establishes liabilities for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be recorded at fair value using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality consistent with 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2012, our net GMWB liability held was $169.0 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on the Company's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2012, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2012, we had goodwill of $83.8 million.

While continued deterioration of or adverse market conditions for certain businesses may have a significant impact on the fair value of the Company's reporting units, in the Company's view, the key assumptions used in its estimates of fair value of its reporting units continue to be adequate, and PLC's market capitalization being below book value did not result in a triggering or impairment event.

Income Taxes

The results of operations of the Company are included in the consolidated federal and certain state income tax returns of PLC. The Company utilizes the asset and liability method in accordance with the Accounting Standards Codification ("ASC") Income Taxes Topic. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis (generally without a time limit), and the tax benefit is reflected in future periods when the Company generates taxable income. Income taxes recoverable (payable) are recorded in other assets and other liabilities, respectively, and are settled periodically, per the tax sharing agreement. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the recorded change in fair value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

The Company's tax returns are included in PLC's consolidated U.S. income tax return.

Variable Interest Entities

In 2010, the Company adopted guidance issued by the FASB related to variable interest entities ("VIE") and transfers of financial assets. This adoption resulted in the consolidation of certain qualifying special purpose entities used for mortgage loan securitizations. As part of this adoption, the Company recorded a cumulative effect adjustment of $14.3 million as of January 1, 2010.

The Company's VIE analysis consists of a review of entities in which the Company has an ownership interest that is less than 100% (excluding debt and equity securities held as trading and available-for-sale), as well as entities with which the Company has significant contracts or other relationships that could possibly be considered variable interests. The Company reviews the characteristics of each of these applicable entities and compares those characteristics to the criteria of a VIE set forth in Topic 810 of the FASB ASC. If the entity is determined to be a VIE, the Company then performs a detailed review of all significant contracts and relationships (individually an "interest", collectively "interests") with the entity to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company: 1) has the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in unconsolidated a VIE refer to Note 4, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2012, range from approximately 2.0% to 8.75%. The liability for future policy benefits

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2012	2011	2010
	(Dollars In Thousands)
Balance beginning of year	$312,799	$299,971	$299,396
Less: reinsurance	161,450	156,932	148,479
Net balance beginning of year	151,349	143,039	150,917
Incurred related to:
Current year	702,555	653,525	471,039
Prior year	62,926	65,269	35,555
Total incurred	765,481	718,794	506,594
Paid related to:
Current year	664,744	639,118	457,511
Prior year	80,794	76,424	56,961
Total paid	745,538	715,542	514,472
Other changes:
Acquisition and reserve transfers	—	5,058	—
Net balance end of year	171,292	151,349	143,039
Add: reinsurance	155,341	161,450	156,932
Balance end of year	$326,633	$312,799	$299,971

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 2.0% to 8.75% and investment products ranged from 1.5% to 4.55% in 2012.

The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes mortality of 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2012, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2012, the GMDB was $19.6 million.

The Company also establishes liabilities for GMWB on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality that is consistent with 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2012, the net GMWB liability balance was $169.0 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, guaranteed asset protection ("GAP"), and credit-related coverages. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's universal life ("UL"), variable universal life, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

consistent with GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is separately negotiated. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts. This Update was effective for the Company on January 1, 2012. The Company retrospectively adopted this Update, which resulted in a reduction in its deferred acquisition cost asset as well as a decrease in the amortization associated with those previously deferred costs. There was also a reduction in the level of costs the Company defers. For additional information on the effect this Update had on the Company, see Note 6, Deferred Policy Acquisition Costs and Value of Business Acquired.

ASU No. 2011-03 — Transfers and Servicing — Reconsideration of Effective Control for Repurchase Agreements. This Update amends the assessment of effective control for repurchase agreements to remove 1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and 2) the collateral maintenance implementation guidance related to the criterion. The Board determined that these criterion should not be a determining factor of effective control. This Update was effective for the first interim or annual period beginning on or after December 15, 2011. For the Company, the Update was applied to all repurchase agreements beginning January 1, 2012. The Company has modified its policies and procedures to ensure compliance with the updated guidance. There was no impact to the Company's results of operations or financial position as a result of this adoption.

ASU No. 2011-04 — Fair Value Measurement — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this Update result in common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards ("IFRSs"). The intent of this Update was not to change the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

application of the requirements in Topic 820. Some of the amendments clarify the intent regarding the application of existing fair value measurement requirements. The Update expanded requirements for disclosing information about fair value measurements. These changes were effective for interim and annual periods beginning after December 15, 2011. The Company has included the required additional disclosures in Note 19, Fair Value of Financial Instruments, and has modified its policies and processes to ensure compliance with the updated guidance.

ASU No. 2011-05 — Comprehensive Income — Presentation of Comprehensive Income. In this Update, a company has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in 1) a single continuous statement of comprehensive income, or 2) in two separate but consecutive statements. In both choices, a company is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The Company has implemented the two-statement report format outlined in ASU No. 2011-05 beginning in the first quarter of 2012. The amendments in this Update do not change the items that must be reported in other comprehensive income, or the timing of its subsequent reclassification to net income. This Update was effective January 1, 2012.

Commensurate with the effective date of ASU No. 2011-05, the requirement to present reclassifications from other comprehensive income on the face of the income statement, was deferred by ASU No. 2011-12 — Comprehensive Income — Deferral of the Effective for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.

ASU No. 2012-04 — Technical Corrections and Improvements. This Update contains changes intended to clarify the Codification or to correct unintended application of guidance, and which are not expected to have a significant effect on current accounting practice. In addition, this Update includes more substantive, limited-scope improvements to the Codification. These are items that represent narrow and incremental improvements to U.S. GAAP and are not purely technical corrections. This Update was effective upon issuance on October 1, 2012, and will not have an impact on the Company's results of operations or financial position.

Accounting Pronouncements Not Yet Adopted

ASU No. 2011-11 — Balance Sheet — Disclosures about Offsetting Assets and Liabilities. This Update contains new disclosure requirements regarding the nature of an entity's rights of offset and related arrangements associated with its financial and derivative instruments. The new disclosures are designed to make financial statements that are prepared under GAAP more comparable to those prepared under IFRSs. Generally, it is more difficult to qualify for offsetting under IFRSs than it is under GAAP. As a result, entities with significant financial instrument and derivative portfolios that report under IFRSs typically present positions on their balance sheets that are significantly larger than those of entities with similarly sized portfolios whose financial statements are prepared in accordance with GAAP. To facilitate comparison between financial statements prepared under GAAP and IFRSs, the new disclosures will give financial statement users information about both gross and net exposures. In January 2013, the FASB issued ASU No. 2013-01, which clarifies that application of ASU No. 2011-11 is limited to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and securities lending transactions. Both Updates are effective January 1, 2013. However,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the Company expects that neither Update will have an impact on the Company's results of operations or financial position.

ASU No. 2012-02 — Intangibles — Goodwill and Other — Testing Indefinite-Lived Intangible Assets for Impairment. This Update is intended to reduce the complexity and cost of performing an impairment test for indefinite-lived intangible assets by allowing an entity the option to make a qualitative evaluation about the likelihood of impairment prior to the quantitative calculation required by current guidance. Under the amendments to Topic 350, an entity has the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test. If an entity determines it is not more likely than not that impairment exists, quantitative impairment testing is not required. However, if an entity concludes otherwise, the impairment test outlined in current guidance is required to be completed. The Update does not change the current requirement that indefinite-lived intangible assets be reviewed for impairment at least annually.

ASU No. 2013-02 — Comprehensive Income — Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in this Update supersede the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05, Comprehensive Income — Presentation of Comprehensive Income, and ASU No. 2011-12, Comprehensive Income — Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, for all entities. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. The Update requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. The amendments are effective prospectively for reporting periods beginning after December 15, 2012. This Update will not have an impact on the Company's results of operations or financial position.

3.  SIGNIFICANT ACQUISITIONS

On December 31, 2010, the Company completed the acquisition of all of the outstanding stock of United Investors Life Insurance Company ("United Investors"), pursuant to a Stock Purchase Agreement, between the Company, Torchmark Corporation ("Torchmark") and its wholly owned subsidiaries, Liberty National Life Insurance Company ("Liberty National") and United Investors. The Company accounted for this transaction under the acquisition method of accounting as required by FASB guidance under the ASC Business Combinations topic. This guidance requires that assets acquired and liabilities assumed are generally recorded at their fair values. The aggregate purchase price for United Investors was $363.3 million.

On April 29, 2011, the Company closed a previously announced reinsurance transaction with Liberty Life Insurance Company ("Liberty Life") under the terms of which the Company reinsured substantially all of the life and health business of Liberty Life. The transaction closed in conjunction with Athene Holding Ltd's acquisition of Liberty Life from an affiliate of Royal Bank of Canada. The capital invested

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

by the Company in the transaction at closing was $321 million, including a $225 million ceding commission. In conjunction with the closing, the Company invested $40 million in a surplus note issued by Athene Life Re. The Company accounted for this transaction under the ASC Financial Services — Insurance topic in a manner similar to the acquisition method of accounting as required by the Financial Accounting Standards Board ("FASB") guidance under ASC Business Combinations topic.

The following (unaudited) pro forma condensed consolidated results of operations assumes that the aforementioned transactions with Liberty Life and United Investors was completed as of January 1, 2010:

	Unaudited For The Year Ended December 31,
	2011	2010
	(Dollars In Thousands)
Revenue	$3,491,414	$3,321,743
Net income	324,793	270,433

4.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Fixed maturities	$1,453,018	$1,414,965	$1,301,047
Equity securities	20,740	20,595	17,836
Mortgage loans	349,845	336,541	310,988
Investment real estate	3,289	3,458	3,180
Short-term investments	62,887	72,137	77,185
	1,889,779	1,847,696	1,710,236
Other investment expenses	100,441	94,252	85,391
Net investment income	$1,789,338	$1,753,444	$1,624,845

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Fixed maturities	$67,669	$80,044	$51,816
Equity securities	(45)	9,136	6,489
Impairments on fixed maturity securities	(58,144)	(47,321)	(39,550)
Impairments on equity securities	—	—	(1,815)
Modco trading portfolio	177,986	164,224	109,399
Other investments	(12,774)	(5,651)	(9,283)
Total realized gains (losses) — investments	$174,692	$200,432	$117,056

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

For the year ended December 31, 2012, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $73.2 million and gross realized losses were $60.3 million, including $54.7 million of impairment losses. For the year ended December 31, 2011, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $104.5 million and gross realized losses were $62.0 million, including $46.6 million of impairment losses. For the year ended December 31, 2010, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $99.8 million and gross realized losses were $82.6 million, including $41.1 million of impairment losses.

For the year ended December 31, 2012, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.6 billion. The gain realized on the sale of these securities was $73.2 million. For the year ended December 31, 2011, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.2 billion. The gain realized on the sale of these securities was $104.5 million. For the year ended December 31, 2010, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.9 billion. The gain realized on the sale of these securities was $99.8 million.

For the year ended December 31, 2012, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $38.0 million. The loss realized on the sale of these securities was $5.6 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

For the year ended December 31, 2011, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $263.1 million. The loss realized on the sale of these securities was $15.3 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

For the year ended December 31, 2010, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $709.6 million. The loss realized on the sale of these securities was $41.5 million. The Company made the decision to exit these holdings to reduce exposure to the 2010 oil spill in the Gulf of Mexico, to certain issuers with credit deterioration, and European financial institutions.

Certain European countries have experienced varying degrees of financial stress. Risks from the continued debt crisis in Europe could continue to disrupt the financial markets which could have a detrimental impact on global economic conditions and on sovereign and non-sovereign obligations. There remains considerable uncertainty as to future developments in the European debt crisis and the impact on financial markets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
2012
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,766,260	$92,417	$(19,347)	$1,839,330	$(406)
Commercial mortgage-backed securities	797,844	72,577	(598)	869,823	—
Other asset-backed securities	1,023,649	12,788	(61,424)	975,013	(241)
U.S. government-related securities	1,097,501	71,536	(591)	1,168,446	—
Other government-related securities	93,565	7,258	(45)	100,778	—
States, municipals, and political subdivisions	1,188,019	255,898	(264)	1,443,653	—
Corporate bonds	17,687,164	2,726,858	(48,395)	20,365,627	(5,488)
	23,654,002	3,239,332	(130,664)	26,762,670	(6,135)
Equity securities	352,272	11,881	(9,993)	354,160	—
Short-term investments	97,852	—	—	97,852	—
	$24,104,126	$3,251,213	$(140,657)	$27,214,682	$(6,135)
2011
Fixed maturities:
Bonds
Residential mortgage-backed securities	$2,340,172	$82,574	$(85,702)	$2,337,044	$(47,652)
Commercial mortgage-backed securities	530,283	24,473	(4,229)	550,527	—
Other asset-backed securities	997,398	6,529	(90,898)	913,029	(6,559)
U.S. government-related securities	1,150,525	65,212	(58)	1,215,679	—
Other government-related securities	88,058	4,959	—	93,017	—
States, municipals, and political subdivisions	1,154,307	173,406	—	1,327,713	—
Corporate bonds	16,888,423	1,922,038	(249,870)	18,560,591	1,787
	23,149,166	2,279,191	(430,757)	24,997,600	(52,424)
Equity securities	286,537	5,430	(16,595)	275,372	(74)
Short-term investments	15,629	—	—	15,629	—
	$23,451,332	$2,284,621	$(447,352)	$25,288,601	$(52,498)

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
2012
Fixed maturities:
Other	$300,000	$19,163	$—	$319,163	$—
	$300,000	$19,163	$—	$319,163	$—

As of December 31, 2012 and 2011, the Company had an additional $3.0 billion and $3.0 billion of fixed maturities, $19.6 million and $17.0 million of equity securities, and $118.9 million and $85.8 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2012, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$452,876	$459,845	$—	$—
Due after one year through five years	4,568,417	4,996,310	—	—
Due after five years through ten years	6,283,158	6,967,782	—	—
Due after ten years	12,349,551	14,338,733	300,000	319,163
	$23,654,002	$26,762,670	$300,000	$319,163

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million all of which were related to debt securities. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million was recorded in earnings and $9.0 million was recorded in other comprehensive income (loss). There were no impairments related to equity securities. For the year ended December 31, 2012, there were no other-than-temporary impairments related to debt securities or equity securities that the Company intended to sell or expected to be required to sell.

During the year ended December 31, 2011, the Company recorded pre-tax other-than-temporary impairments of investments of $62.2 million all of which were related to debt securities. Of the $62.2 million of impairments for the year ended December 31, 2011, $47.3 million was recorded in earnings and $14.9 million was recorded in other comprehensive income (loss). For the year ended December 31, 2011, there were no impairments related to equity securities. For the year ended December 31, 2011, pre-tax other-than-temporary impairments related to debt securities that the Company does not intend to sell and does not expect to be required to sell were $52.7 million, with $37.8 million of credit losses recorded on debt securities in earnings and $14.9 million of non-credit losses recorded in other comprehensive income (loss). During the same period, other-than-temporary

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

impairments related to debt securities that the Company intends to sell or expects to be required to sell were $9.5 million and were recorded in earnings.

During the year ended December 31, 2010, the Company recorded other-than-temporary impairments of investments of $75.0 million. Of the $75.0 million of impairments for the year ended December 31, 2010, $41.4 million was recorded in earnings and $33.6 million was recorded in other comprehensive income (loss). For the year ended December 31, 2010, there was $2.5 million of other-than-temporary impairments related to equity securities. For the year ended December 31, 2010, there was $72.5 million of other-than-temporary impairments related to debt securities. During this period, there was no other-than-temporary impairments related to debt securities or equity securities that the Company intends to sell or expects to be required to sell.

The following chart is a rollforward of available-for-sale credit losses on debt securities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Beginning balance	$69,476	$39,275	$25,066
Additions for newly impaired securities	26,544	12,699	26,893
Additions for previously impaired securities	25,217	20,591	4,964
Reductions for previously impaired securities due to a change in expected cash flows	—	—	—
Reductions for previously impaired securities that were sold in the current period	—	(3,089)	(17,648)
Other	—	—	—
Ending balance	$121,237	$69,476	$39,275

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$100,412	$(9,578)	$166,000	$(9,769)	$266,412	$(19,347)
Commercial mortgage- backed securities	50,506	(598)	—	—	50,506	(598)
Other asset-backed securities	479,223	(28,179)	242,558	(33,245)	721,781	(61,424)
U.S. government-related securities	106,806	(591)	—	—	106,806	(591)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Other government-related securities	$14,955	$(45)	$—	$—	$14,955	$(45)
States, municipalities, and political subdivisions	11,526	(264)	—	—	11,526	(264)
Corporate bonds	775,593	(23,630)	363,128	(24,765)	1,138,721	(48,395)
Equities	35,059	(5,150)	21,754	(4,843)	56,813	(9,993)
	$1,574,080	$(68,035)	$793,440	$(72,622)	$2,367,520	$(140,657)

RMBS have a gross unrealized loss greater than twelve months of $9.8 million as of December 31, 2012. The non-agency RMBS market experienced improvements during the year, but these losses represent securities where credit concerns are more pronounced. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $33.2 million as of December 31, 2012. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category has gross unrealized losses greater than twelve months of $24.8 million as of December 31, 2012. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $4.8 million as of December 31, 2012. These losses primarily relate to a widening in credit spreads on perpetual preferred stock holdings. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$276,216	$(15,308)	$524,251	$(70,394)	$800,467	$(85,702)
Commercial mortgage- backed securities	78,893	(4,229)	—	—	78,893	(4,229)
Other asset-backed securities	531,653	(32,074)	190,639	(58,824)	722,292	(90,898)
U.S. government-related securities	21,311	(58)	—	—	21,311	(58)
Corporate bonds	1,870,256	(131,953)	523,913	(117,917)	2,394,169	(249,870)
Equities	50,638	(8,436)	22,095	(8,159)	72,733	(16,595)
	$2,828,967	$(192,058)	$1,260,898	$(255,294)	$4,089,865	$(447,352)

RMBS have a gross unrealized loss greater than twelve months of $70.4 million as of December 31, 2011. The losses relate to a widening in spreads and defaults as a result of continued weakness in the residential housing market which have reduced the fair value of the RMBS holdings. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $58.8 million as of December 31, 2011. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category has gross unrealized losses greater than twelve months of $117.9 million as of December 31, 2011. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $8.2 million as of December 31, 2011. These losses primarily relate to a widening in credit spreads on perpetual preferred stock holdings. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

As of December 31, 2012, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.7 billion and had an amortized cost of $1.7 billion. In addition, included in the Company's trading portfolio, the Company held $367.1 million of securities which were rated below investment grade. Approximately $415.1million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Fixed maturities	$819,152	$761,738	$696,942
Equity securities	8,484	(13,292)	9,701

The Company held $12.2 million of non-income producing investments, consisting of fixed maturities, equities, and investment real estate for the year ended December 31, 2012.

Included in the Company's invested assets are $865.4 million of policy loans as of December 31, 2012. The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Securities Lending

In prior periods, the Company participated in securities lending, primarily as an enhancement to its investment yield. During the second quarter of 2011, the Company discontinued this program. Certain collateral assets, which the Company previously intended to dispose of and on which it recorded an other-than-temporary impairment of $1.3 million, were instead retained by the Company and are included in its fixed maturities as of December 31, 2012 with a balance of $3.7 million. The Company currently does not have any intent to sell these securities, nor does the Company anticipate being required to sell them.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2012. The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 10, Debt and Other Obligations. The Company had the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the holding company ("PLC") has guaranteed the VIE's credit enhancement fee obligation to the unrelated third party provider.

5.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2012, the Company's mortgage loan holdings were approximately $4.9 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, professional office buildings, and warehouses). The Company believes these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2012:

Type	Percentage of Mortgage Loans on Real Estate
Retail	67.4%
Office Buildings	13.7
Apartments	9.4
Warehouses	7.4
Other	2.1
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 65.5% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	11.6%
Georgia	8.9
Alabama	7.6
Tennessee	7.3
Florida	7.0
Ohio	5.4
North Carolina	5.2
South Carolina	4.9
Utah	4.5
California	3.1
65.5%

During 2012, the Company funded approximately $309.3 million of new loans, with an average loan size of $3.8 million. The average size mortgage loan in the portfolio as of December 31, 2012, was $2.5 million, and the weighted-average interest rate was 6.11%. The largest single mortgage loan was $40.2 million.

Certain of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $224.8 million would become due in 2013, $1.3 billion in 2014 through 2018, $599.0 million in 2019 through 2023, and $179.6 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2012 and December 31, 2011, approximately $817.3 million and $876.8 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

As of December 31, 2012, approximately $17.9 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2012, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. These transactions generally included acceptance of assets in satisfaction of principal or foreclosure on collateral property, and were the result of agreements between the creditor and the debtor or imposition of law. For all mortgage loans, the impact of troubled debt restructurings is reflected in the Company's investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2012 resulted in a reduction of $7.8 million in the Company's investment in mortgage loans, net of existing allowances for mortgage loan losses. None of these loans remained on the Company's balance sheets as of December 31, 2012. The Company's mortgage loan portfolio consists of two categories of loans: (1) those not subject to a pooling and servicing agreement and (2) those subject to a contractual pooling and servicing agreement.

As of December 31, 2012, $11.0 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming. None of these nonperforming loans have been restructured during the year ending 2012.

As of December 31, 2012, $6.9 million of loans subject to a pooling and servicing agreement were nonperforming. None of these nonperforming loans have been restructured during the year ending December 31, 2012.

As of December 31, 2012 and December 31, 2011, the Company had an allowance for mortgage loan credit losses of $2.9 million and $5.0 million, respectively. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Beginning balance	$4,975	$11,650
Charge offs	(8,340)	(16,278)
Recoveries	(628)	(2,471)
Provision	6,868	12,074
Ending balance	$2,875	$4,975

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart as of December 31, 2012.

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Commercial mortgage loans	$12,149	$2,270	$—	$14,419
Number of delinquent commercial mortgage loans	7	1	—	8

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart as of December 31:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2012
Commercial mortgage loans:
With no related allowance recorded	$13,044	$14,419	$—	$2,609	$53	$69
With an allowance recorded	13,927	13,927	2,875	3,482	154	154

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2011
Commercial mortgage loans:
With no related allowance recorded	$6,338	$9,346	$—	$2,113	$34	$34
With an allowance recorded	14,021	14,021	4,975	7,010	117	181

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

On January 1, 2012, the Company adopted ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. For more information on how this Updated impacted our accounting policies related to deferred acquisition costs, refer to the Accounting Pronouncements Recently Adopted section of Note 2, Summary of Significant Accounting Policies. The Company retrospectively adopted this Update, which resulted in several adjustments to the Company's balance sheet on the date of adoption and income statements for periods prior to January 1, 2012. The Update primarily resulted in a reduction in its deferred acquisition cost asset as well as a decrease in the amortization associated with those deferred costs. There was also a reduction in the level of costs the Company defers. As part of the Company's retrospective adoption of this Update, a cumulative effect adjustment was recorded as of January 1, 2010 which was the earliest period presented. The cumulative effect adjustment resulted in a decrease of $469.6 million in retained earnings, a decrease of $0.3 million in accumulated other comprehensive income, and an overall decrease of $469.9 million in total shareowner's equity.

The chart shown below summarizes the effect of the adjustments on the Company's 2011 consolidated balance sheet (only balances impacted by the Update are presented):

	As of December 31, 2011
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Assets:
Deferred policy acquisition costs and value of business acquired	$4,011,936	$3,223,220	$(788,716)
Total assets	$52,791,899	$52,003,183	$(788,716)
Liabilities:
Deferred income taxes	$1,573,764	$1,293,996	$(279,768)
Total liabilities	$47,405,601	$47,125,833	$(279,768)
Equity:
Retained earnings	$2,984,466	$2,456,293	$(528,173)
Accumulated other comprehensive income (loss):
Net unrealized gain (losses) on investments, net of income tax	1,076,854	1,096,079	19,225
Total equity	$5,386,298	$4,877,350	$(508,948)
Total liabilities and shareowner's equity	$52,791,899	$52,003,183	$(788,716)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

The charts shown below summarize the effect of the adjustments on the Company's income statement for the years ended December 31, 2011 and 2010 (only balances impacted by the Update are presented).

	For The Year Ended December 31, 2011
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Expenses:
Amortization of deferred policy acquisition costs and value of business acquired	$300,450	$249,520	$(50,930)
Other operating expenses	373,964	461,570	87,606
Total benefits and expenses	2,896,634	2,933,310	36,676
Income before income tax	511,951	475,275	(36,676)
Income tax (benefit) expense	164,517	151,519	(12,998)
Net income	$347,434	$323,756	$(23,678)
	For The Year Ended December 31, 2010
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Expenses:
Amortization of deferred policy acquisition costs and value of business acquired	$189,255	$144,496	$(44,759)
Other operating expenses	284,070	382,920	98,850
Total benefits and expenses	2,549,717	2,603,808	54,091
Income before income tax	387,267	333,176	(54,091)
Income tax (benefit) expense	129,029	109,865	(19,164)
Net income	$258,238	$223,311	$(34,927)

The charts shown below summarize the effect of the adjustments on the Company's cash flow statement for the years ended December 31, 2011 and 2010 (only balances impacted by the Update are presented).

	For The Year Ended December 31, 2011
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$347,434	$323,756	$(23,678)
Amortization of deferred policy acquisition costs and value of business acquired	300,450	249,520	(50,930)
Capitalization of deferred policy acquisition costs	(442,638)	(355,033)	87,605
Deferred income tax	120,262	107,265	(12,997)
Change to net cash (used in) provided by operating activities	$325,508	$325,508	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

	For The Year Ended December 31, 2010
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$258,238	$223,311	$(34,927)
Amortization of deferred policy acquisition costs and value of business acquired	189,255	144,496	(44,759)
Capitalization of deferred policy acquisition costs	(446,560)	(348,730)	97,830
Deferred income tax	85,483	66,682	(18,801)
Other, net	(47,319)	(46,662)	657
Change to net cash (used in) provided by operating activities	$39,097	$39,097	$—

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of period	$2,291,613	$2,182,085
Capitalization of commissions, sales, and issue expenses	311,959	355,033
Amortization	(105,447)	(159,329)
Change in unrealized investment gains and losses	(90,599)	(86,176)
Balance, end of period	$2,407,526	$2,291,613

Value of business acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of period	$931,607	$881,324
Acquisitions	—	137,418
Amortization	(86,736)	(90,192)
Change in unrealized gains and losses	(27,041)	3,057
Balance, end of period	$817,830	$931,607

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2013	$71,285
2014	63,386
2015	55,618
2016	50,957
2017	43,753

7.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2010	$41,812	$48,158	$89,970
Tax benefit of excess tax goodwill	(3,099)	—	(3,099)
Balance as of December 31, 2011	38,713	48,158	86,871
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2012	$35,615	$48,158	$83,773

During the year ended December 31, 2012 and 2011, the Company decreased its goodwill balance by approximately $3.1 million and $3.1 million, respectively. The decreases were due to an adjustment in the Acquisitions segment related to tax benefits realized during 2012 and 2011 on the portion of tax goodwill in excess of GAAP basis goodwill.

8.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The variable annuity separate account balances subject to GMWB were $7.2 billion as of December 31, 2012. For more information regarding the valuation of and income impact of GMWB please refer to Note 2, Summary of Significant Accounting Policies, Note 19, Fair Value of Financial Instruments, and Note 20, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.54%, age-based mortality consistent with 57% of the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 0.8% — 38.7% (depending on product type and duration), and an average discount rate of 6.2%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The variable annuity separate account balances subject to GMDB were $9.6 billion as of December 31, 2012. The total GMDB amount payable based on variable annuity account balances as of December 31, 2012, was $149.8 million (including $129.3 million in the Annuities segment and $20.5 million in the Acquisitions segment) with a GMDB reserve of $19.3 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2012 for the Company was 67.

These amounts exclude the variable annuity business of the Chase Insurance Group, which consisted of five insurance companies that manufactured and administered traditional life insurance and annuity products and four non-insurance companies (which collectively are referred to as the "Chase Insurance Group") which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC"), under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $20.9 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2012, was 64.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Beginning balance	$9,798	$6,412	$342
Incurred guarantee benefits	14,087	7,171	11,799
Less: Paid guarantee benefits	4,279	3,785	5,729
Ending balance	$19,606	$9,798	$6,412

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Equity mutual funds	$6,171,196	$3,972,729
Fixed income mutual funds	3,381,581	2,185,654
Total	$9,552,777	$6,158,383

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Deferred asset, beginning of period	$125,527	$112,147	$116,298
Amounts deferred	23,362	29,472	25,587
Amortization	(4,940)	(16,092)	(29,738)
Deferred asset, end of period	$143,949	$125,527	$112,147

9.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2012, the Company had reinsured approximately 60% of the face value of its life insurance in-force. The Company has reinsured approximately 26% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2012, 2011, or 2010 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  REINSURANCE — (Continued)

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Millions)
Direct life insurance in-force	$706,416	$728,670	$753,519
Amounts assumed from other companies	30,470	32,813	18,799
Amounts ceded to other companies	(444,951)	(469,530)	(495,056)
Net life insurance in-force	$291,935	$291,953	$277,262
Percentage of amount assumed to net	10%	11%	7%

The following table reflects the effect of reinsurance on life insurance premiums written and earned:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Millions)
Direct premiums	$2,227	$2,245	$2,153
Reinsurance assumed	282	248	167
Reinsurance ceded	(1,229)	(1,278)	(1,284)
Net premiums(1)	$1,280	$1,215	$1,036
Percentage of amount assumed to net	22%	20%	16%

(1)  Includes annuity policy fees of $103.8 million, $74.9 million, and $43.4 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The Company has also reinsured accident and health risks representing $12.1 million, $14.4 million, and $17.3 million of premium income, while the Company has assumed accident and health risks representing $29.4 million, $21.7 million, and $0.1 million of premium income for 2012, 2011, and 2010, respectively. In addition, the Company reinsured property and casualty risks representing $69.6 million, $71.2 million, and $78.9 million of premium income, while the Company assumed property and casualty risks representing $6.8 million, $6.2 million, and $7.1 million of premium income for 2012, 2011, and 2010, respectively.

As of December 31, 2012 and 2011, policy and claim reserves relating to insurance ceded of $5.6 million and $5.5 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2012 and 2011, the Company had paid $105.0 million and $127.1 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2012 and 2011, the Company had receivables of $66.1 million and $64.9 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender's Indemnity product line. These bad debt charges followed the bankruptcy filing related to CENTRIX Financial LLC ("CENTRIX"), the originator and servicer of the business, and are the result of the Company's assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  REINSURANCE — (Continued)

Company ceased offering the Lender's Indemnity product in 2003 with the last policy expiring in 2009. During 2010, the Company successfully settled its last claim and as a result of this final settlement, $7.8 million in excess reserves were released in the first quarter of 2010.

The Company's third party reinsurance receivables amounted to $5.7 billion and $5.5 billion as of December 31, 2012 and 2011, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2012		2011
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Co.	$649.1	A	$626.4	A
Swiss Re Life & Health America, Inc.	625.9	A+	624.4	A+
Lincoln National Life Insurance Co.	472.3	A+	479.4	A+
Transamerica Life Insurance Co.	425.5	A+	392.9	A+
American United Life Insurance Co.	321.3	A+	325.1	A+
Employers Reassurance Corp.	257.7	A-	290.2	A-
The Canada Life Assurance Company	219.8	A+	219.1	A+
RGA Reinsurance Co.	215.4	A+	228.2	A+
Scottish Re (U.S.), Inc.	180.5	NR(1)	179.9	NR(1)
XL Life Ltd.	179.6	A-	183.0	A-

(1)Scottish Re (U.S.), Inc. is not rated as of December 31, 2012 and 2011.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

10.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement that was in effect as of July 17, 2012 (the "Credit Facility"), the Company had the ability to borrow on an unsecured basis up to an aggregate principal amount of $500 million. The Company had the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million. Balances outstanding under the Credit Facility accrued interest at a rate equal to (i) either the prime rate or the London Interbank Offered Rate ("LIBOR"), plus (ii) a spread based on the ratings of our senior unsecured long-term debt. The Credit Agreement provides that the Company is liable for the full amount of any obligations for borrowings or letters of credit, excluding those of PLC, under the Credit

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

Facility. The maturity date on the Credit Facility was April 16, 2013. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2012. PLC had an outstanding balance of $160.0 million at an interest rate of LIBOR plus 0.40% under the Credit Facility as of July 17, 2012.

On July 17, 2012 the Company replaced the Credit Facility with a new credit facility ("2012 Credit Facility"). Under the 2012 Credit Facility, the Company and PLC has the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company has the right in certain circumstances to request that the commitment under the 2012 Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the 2012 Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2012 Credit Facility also provides for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the 2012 Credit Facility, whether used or unused. The maturity date on the 2012 Credit Facility is July 17, 2017. The Company is not aware of any non-compliance with the financial debt covenants of the 2012 Credit Facility as of December 31, 2012. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2012. PLC had an outstanding balance of $50.0 million at an interest rate of LIBOR plus 1.20% under the 2012 Credit Facility as of December 31, 2012.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of Surplus Notes with a total outstanding balance of $800 million as of December 31, 2012. PLC holds the entire outstanding balance of Surplus Notes. The Series A1 Surplus Notes have a balance of $400 million and accrue interest at 7.375%, the Series A2 Surplus Notes have a balance of $100 million and accrue interest at 8%, and the Series A3 Surplus Notes have a balance of $300 million and accrue interest at 8.45%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of non-recourse funding obligations outstanding as of December 31, 2012. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates purchased a portion of these securities during 2011 and 2012. As a result of these purchases, as of December 31, 2012, securities related to $286.0 million of the outstanding balance of the non-recourse funding obligations was held by external parties, securities related to $60.9 million of the non-recourse funding obligations was held by nonconsolidated affiliates, and $228.1 million was held by consolidated subsidiaries of the Company. These non-recourse funding obligations mature in 2052. $275 million of this amount is currently accruing interest at a rate of LIBOR plus 30 basis points. We have experienced higher borrowing costs than were originally expected associated with $300 million of our non-recourse funding obligations supporting the business reinsured to Golden Gate II. These

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

higher costs are the result of higher spread component of interest expense associated with the illiquidity of the current market for auction rate securities, as well as a rating downgrade of our guarantor by certain rating agencies. The current rate associated with these obligations is LIBOR plus 200 basis points, which is the maximum rate we can be required to pay under these obligations. We have contingent approval to issue an additional $100 million of obligations. Under the terms of the non-recourse funding obligations, the holders of the non-recourse funding obligations cannot require repayment from PLC, us, or any of our subsidiaries, other than Golden Gate II, the direct issuers of the non-recourse funding obligations, although PLC has agreed to indemnify Golden Gate II for certain costs and obligations (which obligations do not include payment of principal and interest on the non-recourse funding obligations). In addition, PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V and Red Mountain, wholly owned subsidiaries of the Company, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coat Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2012, the principal balance of the Red Mountain note was $300 million. In connection with the transaction, PLC has entered into certain support agreements under which we guarantee or otherwise support certain obligations of Golden Gate V or Red Mountain.

In connection with the transaction outlined above, Golden Gate V had a $300 million outstanding non-recourse funding obligation as of December 31, 2012. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

Non-recourse funding obligations outstanding as of December 31, 2012, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$800,000	2037	7.86%
Golden Gate II Captive Insurance Company	346,900	2052	1.22%
Golden Gate V Vermont Captive Insurance Company	300,000	2037	6.25%
Total	$1,446,900

Non-recourse funding obligations outstanding as of December 31, 2011, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$800,000	2037	7.88%
Golden Gate II Captive Insurance Company	448,600	2052	1.37%
Total	$1,248,600

During 2012, the Company repurchased $101.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $32.0 million pre-tax gain for the Company.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial captive insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC") in the initial amount of $505 million to a trust for the benefit of our wholly owned subsidiary, WCL. The LOC balance increased during 2011 in accordance with the terms of the Reimbursement Agreement. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011, to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. The LOC balance was $580 million as of December 31, 2012. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $610 million in 2013. The term of the LOC is expected to be 12 years, subject to certain conditions including capital contributions made to Golden Gate III by us or one of our affiliates. The LOC was issued to support certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial captive insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance has increased, in accordance with the terms of the Reimbursement Agreement, each quarter of 2012 and was $625 million as of December 31, 2012. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years. The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement effective October 1, 2010, which was subsequently amended and restated as of July 1, 2011.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities. As of December 31, 2012, the fair value of securities pledged under the repurchase program was $168.1 million and the repurchase obligation of $150.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 15 basis points). During 2012, the maximum balance outstanding at any one point in time related to these programs was $425.0 million. The average daily balance was $266.3 million (at an average borrowing rate of 14 basis points) during the year ended December 31, 2012. As of December 31, 2011, the Company had no outstanding balance related to such borrowings. These borrowings are for a term less than thirty days. During 2011, the maximum balance outstanding at any one point in time related to these programs was $348.2 million. The average daily balance was $147.7 million (at an average borrowing rate of 13 basis points) during the year ended December 31, 2011.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $92.9 million, $90.8 million, and $71.4 million in 2012, 2011, and 2010, respectively. The $2.1 million variance was primarily due to an increase in interest expense on the Golden Gate V non-recourse funding obligation which was offset by reductions in interest expense as a result of the Company's repurchase of non-recourse funding obligations during the year.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 20 cities including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.2 million, $10.8 million, and $10.8 million for the years ended December 31, 2012, 2011, and 2010, respectively. The aggregate annualized rent was approximately $6.9 million for the year ended December 31, 2012. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2013	$6,948
2014	5,462
2015	4,229
2016	2,664
2017	740
Thereafter	235

Additionally, the Company leases a building contiguous to its home office. The lease extends to January 2014. At the end of the lease term the Company may purchase the building for approximately $75 million. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2013	$679
2014	75,065

As of December 31, 2012 and 2011, the Company had outstanding mortgage loan commitments of $182.6 million at an average rate of 5.10% and $182.4 million at an average rate of 5.58%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Companies in the financial services and insurance industries are also sometimes the target of law enforcement and regulatory investigations

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such outcome will have an impact, either individually or in the aggregate, on its financial condition or results of operations that differs materially from the Company's established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company's financial condition or results of operations for any particular reporting period.

In the IRS audit that concluded during this quarter, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and is seeking resolution at the IRS' Appeals Division. Although it cannot be certain, the Company believes that the Appeals process will conclude within the next 12 months. If the IRS prevails on every issue that it identified in this audit, and the Company does not litigate these issues, then the Company will make an income tax payment of approximately $24.3 million. However, this payment, if it was to occur, would not materially impact the Company or its effective tax rate.

The Company has received notice from two third party auditors that the Company, as well as certain of its insurance affiliates and certain other insurance companies for which the Company has co-insured blocks of life insurance and annuity products, will be audited for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company has recorded a reserve with respect to life insurance policies and certain co-insured blocks of life insurance policies issued by other companies in connection with these pending audits. The Company does not consider the amount of this reserve to be material to the Company's financial condition or results of operations. With respect to one block of life insurance policies that is co-insured by the Company, the Company is presently unable to estimate the reasonably possible loss or range of loss due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies, the distinct characteristics of this co-insured block of policies which differentiate it from the blocks of life insurance policies for which the Company has recorded a reserve, and the early stages of the audits being conducted. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with this block of co-insured policies probable or reasonably estimable.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

The Company has received notice that it and its affiliated life insurance companies are subject to a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid substantial administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $3.5 million.

12.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2012, 2011, and 2010, PL&A paid no dividends to PLC on its preferred stock.

13.  STOCK-BASED COMPENSATION

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, 2008, and 2012, up to 9,500,000 PLC shares may be issued in payment of awards.

The criteria for payment of the 2012 performance awards is based on PLC's average operating return on average equity ("ROE") over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.2%, the award maximum is earned. The criteria for payment of the 2011 performance awards is based on PLC's ROE (excluding certain accounting and operating income definition changes) over a three-year period. If PLC's ROE is below 9%, no award is earned. If PLC's ROE is at or above 10.0%, the award maximum is earned. Awards are paid in shares of PLC's common stock. Performance shares are equivalent in value to one share of our common stock times the award earned percentage payout. Performance share awards of 306,100 were issued during the year ended December 31, 2012 and 191,000 performance share awards were issued during the year ended December 31, 2011.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

Performance share awards in 2012 and 2011 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2012	306,100	$8,608
2011	191,100	5,433
2010	—	—

Stock appreciation rights ("SARs") of PLC have been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grants or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2009	$22.28	2,469,202
SARs granted	18.34	344,400
SARs exercised / forfeited	20.98	(488,765)
Balance at December 31, 2010	$21.97	2,324,837
SARs exercised / forfeited	8.31	(50,608)
Balance at December 31, 2011	$22.27	2,274,229
SARs exercised / forfeited / expired	22.60	(633,062)
Balance at December 31, 2012	$22.15	1,641,167

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

The following table provides information as of December 31, 2012, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2012(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2012(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of December 31, 2012(c)
Equity compensation plans approved by shareowners	2,702,768	(1)	$22.15 (3)	4,530,673 (4)
Equity compensation plans not approved by shareowners	318,421	(2)	Not applicable	Not applicable(5)
Total	3,021,189		$22.15	4,530,673

(1)  Includes the following number of shares: (a) 1,066,759 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of PLC common stock will be payable with respect to each outstanding SAR); (b) 602,160 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2012); (c) 646,632 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 319,555 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 67,662 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.
(2)  Includes the following number of PLC's shares of common stock: (a) 216,103 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of the Company and (ii) cash retainers and fees that PLC's Directors deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 102,318 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers.
(3)  Based on exercise prices of outstanding SARs.
(4)  Represents shares of PLC's common stock available for future issuance under the LTIP and the Company's Stock Plan for Non-Employee Directors.
(5)  The plans listed in Note (2) do not currently have limits on the number of PLC's shares of common stock issuable under such plans. The total number of PLC's shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

The outstanding SARs as of December 31, 2012, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$26.49	50,000	1	50,000
41.05	106,700	3	106,700
48.60	38,400	4	38,400
45.70	35,070	4	35,070
43.46	181,550	5	181,550
48.05	3,000	5	3,000
41.12	2,500	5	2,500
38.59	303,100	6	303,100
3.50	629,608	7	629,608
17.48	8,000	8	5,333
18.36	283,239	8	181,888

There were no SARs issued for the years ended December 31, 2012 and 2011. The SARs issued for the year ended December 31, 2010, had estimated fair values at grant date of $3.3 million. These fair values were estimated using a Black- Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and an expected exercise date of 2016.

Restricted stock units are awarded to participants and include certain restrictions relating to vesting periods. PLC issued 190,800 restricted stock units for the year ended December 31, 2012 and 175,500 restricted stock units for the year ended December 31, 2011. These awards had a total fair value at grant date of $5.4 million and $5.0 million, respectively. Approximately half of these restricted stock units vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $10.3 million, $10.2 million, and $10.2 million in 2012, 2011, and 2010, respectively. The Company recognized expense associated with PLC's stock-based compensation plans for compensations awarded to its employees of $3.9 million, $2.7 million, and $3.0 million in 2012, 2011, and 2010, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowners' equity, net of deferred taxes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. The funding stabilization provisions of MAP-21 will reduce PLC's minimum required defined benefit plan contributions for the 2012 and 2013 plan years. We are evaluating the impact this change will have on funding requirements in future years. Since the funding stabilization provisions of MAP-21 do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to maintain an 80% funded status for PBGC reporting purposes.

During the twelve months ended December 31, 2012, PLC contributed $11.6 million to its defined benefit pension plan for the 2011 plan year and $9.6 million to its defined benefit pension plan for the 2012 plan year. PLC has not yet determined what amount it will fund during 2013, but estimates that the amount will be between $6 million and $15 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2012	2011	2012	2011
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$210,319	$186,300	$39,828	$33,675
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$199,162	$165,704	$36,256	$31,592
Service cost	9,145	8,682	867	679
Interest cost	8,977	8,938	1,473	1,506
Amendments	—	94	—	3
Actuarial (gain) or loss	15,286	23,859	6,946	4,187
Special termination benefits	—	—	—	—
Benefits paid	(9,251)	(8,115)	(2,571)	(1,711)
Projected benefit obligation at end of year	223,319	199,162	42,971	36,256
Change in plan assets:
Fair value of plan assets at beginning of year	125,058	117,856	—	—
Actual return on plan assets	15,202	2,874	—	—
Employer contributions(1)	21,178	12,443	2,571	1,711
Benefits paid	(9,251)	(8,115)	(2,571)	(1,711)
Fair value of plan assets at end of year	152,187	125,058	—	—
After reflecting FASB guidance:
Funded status	(71,132)	(74,104)	(42,971)	(36,256)
Amounts recognized in the balance sheet:
Other liabilities	(71,132)	(74,104)	(42,971)	(36,256)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss	95,055	91,804	17,571	11,924
Prior service cost/(credit)	(1,816)	(2,208)	48	60
Total	$93,239	$89,596	$17,619	$11,984

(1)  Employer contributions disclosed are based on PLC's fiscal filing year

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2012	2011	2012	2011
Discount rate	4.07%	4.62%	3.37%	4.07%
Rate of compensation increase	3.0	2.5 - 3.0	4.0	3.5 - 4.0
Expected long-term return on plan assets	7.5	7.75	N/A	N/A

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

In assessing the reasonableness of its long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2012	2011	2010	2012	2011	2010
Discount rate	4.62%	5.30%	5.57%	4.07%	4.79%	5.4%
Rates of compensation increase	2.5 - 3.0	2.5 - 3.0	0 - 3.75	3.5 - 4.0	3.5 - 4.0	0 - 4.75
Expected long-term return on plan assets	7.75	7.75	8.00	N/A	N/A	N/A

Components of the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2012	2011	2010	2012	2011	2010
	(Dollars In Thousands)
Service cost — benefits earned during the period	$9,145	$8,682	$7,423	$867	$679	$584
Interest cost on projected benefit obligation	8,977	8,938	8,091	1,473	1,506	1,545
Expected return on plan assets	(10,916)	(10,021)	(9,349)	—	—	—
Amortization of prior service cost/(credit)	(392)	(392)	(403)	12	12	12
Amortization of actuarial losses(1)	7,749	5,625	3,905	1,300	881	653
Total benefit cost	$14,563	$12,832	$9,667	$3,652	$3,078	$2,794

(1)  2012 average remaining service period used is 8.14 years and 7.51 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

The estimated net actuarial loss, prior service cost/(credit), and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2013 is as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
Net actuarial loss	$9,150	$1,767
Prior service cost / (credit)	(392)	12
Transition obligation	—	—

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the Plan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2013	2012	2011
Cash and cash equivalents	2.0%	4.0%	1.0%
Equity securities	60.0	60.0	61.0
Fixed income	38.0	36.0	38.0
Total	100.0%	100.0%	100.0%

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from PLC in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with PLC.

Plan assets of the defined benefit pension plan by category as of December 31, are as follows:

	As of December 31,
Asset Category	2012	2011
	(Dollars In Thousands)
Cash	$6,222	$1,004
Equity securities:
Collective Russell 3000 Equity Index Fund	61,451	52,792
Fidelity Spartan U.S. Equity Index Fund	34,482	29,735
Fixed income	50,032	41,527
Total investments	152,187	125,058
Employer contribution receivable	—	2,270
Total	$152,187	$127,328

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, the Company believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$6,222	$—	$6,222
Collective investment funds	—	95,933	—	95,933
Group deposit administration annuity contract	—	—	50,032	50,032
Total investments	$—	$102,155	$50,032	$152,187

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$1,004	$—	$1,004
Collective investment funds	—	82,527	—	82,527
Group deposit administration annuity contract	—	—	41,527	41,527
Total investments	$—	$83,531	$41,527	$125,058

For the year ended December 31, 2012, $6.0 million was transferred into Level 3 from Level 2. This transfer was made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

For the year ended December 31, 2011, there were no transfers between levels.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of year	$41,527	$39,403
Interest income	2,505	2,124
Transfers from collective short-term investments fund	6,000	—
Transfers to collective short-term investments fund	—	—
Balance, end of year	$50,032	$41,527

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2013	$13,088	$3,614
2014	12,516	3,742
2015	12,949	3,843
2016	13,603	3,838
2017	15,250	4,001
2018-2022	81,524	17,486

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2012 and 2011, the accumulated postretirement benefit obligation associated with these benefits was $0.8 million and $0.9 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$949	$1,309
Service cost	6	9
Interest cost	17	28
Amendments	—	(29)
Actuarial (gain) or loss	(144)	(297)
Plan participant contributions	293	255
Benefits paid	(333)	(326)
Special termination benefits	—	—
Benefit obligation, end of year	$788	$949

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2012, is 1.09% and 1.97%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2012 and 2011, PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$8,951	$7,955
Service cost	123	118
Interest cost	412	416
Amendments	—	—
Actuarial (gain) or loss	895	816
Plan participant contributions	—	—
Benefits paid	(311)	(354)
Special termination benefits	—	—
Benefit obligation, end of year	$10,070	$8,951

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2012, is 4.10% and 4.62%, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2012, is 3.26% and 3.45%, respectively. In assessing the reasonableness of its long-term rate of return assumption, PLC utilized a 20 year annualized return and a 20 year average return on Barclay's short treasury index. PLC's long-term rate of return assumption was determined based on analytics related to these 20 year return results.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2012	2011	2010
	(Dollars In Thousands)
Money Market Fund	$6,174	$6,193	$6,217

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,174	$—	$—	$6,174

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,193	$—	$—	$6,193

For the year ended December 31, 2012 and 2011, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($17,000 for 2012). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($5,500 for 2012). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2012, and 2011, PLC recorded an expense of $5.9 million and $5.6 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.4 million, $0.4 million, and $0.2 million, respectively, in 2012, 2011, and 2010.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2012, the plans had 932,801 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity.

15.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2012	2011	2010
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.4	0.4	0.5
Investment income not subject to tax	(3.1)	(2.0)	(1.4)
Uncertain tax positions	0.2	(0.1)	(0.9)
Other	0.4	(1.2)	0.1
	32.9%	32.1%	33.3%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$78,510	$(4,609)	$3,600
State	2,496	33	2,944
Total current	$81,006	$(4,576)	$6,544
Deferred income tax expense:
Federal	$66,375	$153,412	$104,608
State	3,662	2,683	(1,287)
Total deferred	$70,037	$156,095	$103,321
The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$51,276	$35,267
Intercompany losses	45,079	42,685
Invested assets (other than unrealized gains)	—	68,530
Deferred compensation	3,750	3,059
State tax valuation allowance	(2,552)	(2,440)
Other	26,604	454
	124,157	147,555
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	911,858	873,979
Invested assets (other than realized gains)	20,936	—
Unrealized gain on investments	975,076	567,572
	1,907,870	1,441,551
Net deferred income tax (liability) asset	$(1,783,713)	$(1,293,996)

The Company's income tax returns are included in PLC's consolidated U.S. income tax returns.

In management's judgment, the gross deferred income tax asset as of December 31, 2012, will more likely than not be fully realized. With regard to state tax loss carryforwards, the Company has recognized a valuation allowance of $2.6 million and $2.4 million as of December 31, 2012 and 2011, respectively, related to operating loss carryforwards that it has determined are more likely than not to expire unutilized. As of December 31, 2012 and 2011, no valuation allowances were established with regard to deferred tax assets relating to impairments on fixed maturities, capital loss carryforwards, and unrealized losses on investments. As of December 31, 2012 and 2011, the Company relied upon certain prudent and feasible tax-planning strategies and its ability and intent to hold to recovery its

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold any unrealized loss bond to maturity, thereby avoiding a realized loss, or to generate a realized gain from unrealized gain bonds if such unrealized loss bond is sold at a loss prior to maturity. As of December 31, 2012, the Company recorded a net unrealized gain on its fixed maturities.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of period	$4,318	$12,659
Additions for tax positions of the current year	9,465	—
Additions for tax positions of prior years	64,050	106
Reductions of tax positions of prior years:
Changes in judgment	(3,498)	(8,447)
Settlements during the period	—	—
Lapses of applicable statute of limitations	—	—
Balance, end of period	$74,335	$4,318
Included in the balance above, as of December 31, 2012 and 2011, are approximately $67.5 million and $2.0 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $6.8 million and $2.3 million as of December 31, 2012 and as of December 31, 2011, respectively.

Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. There were no amounts included in 2012, a $1.4 million benefit in 2011, and a $2.9 million expense in 2010. The Company has no accrued interest associated with unrecognized tax benefits as of December 31, 2012, and approximately $1.4 million of accrued interest associated with unrecognized tax benefits as of December 31, 2011 (before taking into consideration the related income tax benefit that is associated with such an expense).

During 2012, an IRS audit concluded in which the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and is seeking resolution at the IRS' Appeals Divisions. Although it cannot be certain, the Company believes the Appeals process may conclude within the next 12 months. If this is the case, approximately $16.1 million of the unrecognized tax benefits on the above chart will be reduced. This reduction could occur because of the Company's successful negotiation of certain issues at Appeals coupled with its unsuccessful negotiations on other issues. This possible scenario includes an assumption that the Company would pay the IRS-asserted deficiencies on issues that it loses at Appeals rather than litigating such issues. If the IRS prevails at Appeals and the Company does not litigate these issues, the tax payments that would occur as a result would not materially impact the Company or its effective tax rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

During the 12 months ended December 31, 2012 and 2011, the Company's uncertain tax position liability decreased in the amount of $3.5 million and $8.4 million, respectively, as a result of new technical guidance and other developments which led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized.

In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

16.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$92,175	$89,657	$57,544
Income taxes	77,665	25,129	(79,281)
Noncash investing and financing activities:
Decrease in collateral for securities lending transactions	—	(96,653)	(10,630)

17.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.7 million, $4.6 million, and $3.4 million for the years ended December 31, 2012, 2011, and 2010, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $154.7 million, $143.0 million, and $135.9 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2012 and 2011 of $10.3 million and $26.8 million, respectively and an intercompany receivable with affiliates of $6.0 million and $34.0 million as of December 31, 2012 and 2011, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $59.1 million, $51.0 million, and $13.1 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, in 2010, PLC also received a $5 million deposit from Regions Bank Stable Principal Fund related to a Guaranteed Investment Contract sold by PLC. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $13.0 million, $4.6 million, and $7.2 million for the years ended December 31, 2012, 2011, and 2010, respectively.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2012, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  RELATED PARTY TRANSACTIONS — (Continued)

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, wherein as of December 31, 2012, PLC continues to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has also entered into intercompany reinsurance agreements that provide for a more balanced mix of business at various insurance entities. These transactions were eliminated in consolidation.

During 2012, PLC entered into an intercompany capital support agreement with Shades Creek Captive Insurance Company ("Shades Creek"), a direct wholly-owned insurance subsidiary. The agreement provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. As of December 31, 2012, Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs, 2) benefit liabilities that are calculated using realistic estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) similar treatment of realized gains and losses on the sale of securities, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for PLICO was $376.3 million, $259.2 million, and $303.6 million for the year ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus for PLICO was $3.0 billion and $2.6 billion as of December 31, 2012 and 2011, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

As of December 31, 2012, approximately $633 million of consolidated shareowner's equity, excluding net unrealized gains on investments, represented net assets of the Company's insurance subsidiaries that cannot be transferred to the Protective Life Insurance Company in the form of dividends, loans, or advances. In addition, the Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. In addition, the Company can receive approximately $95.0 million of ordinary dividends from its insurance subsidiaries in 2013.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2012, the Company's total adjusted capital and company action level RBC was $3.3 billion and $644 million, respectively, providing an RBC ratio of approximately 510%.

As of December 31, 2012, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $48.7 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting, the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value, and a reserve difference related to a captive insurance company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2012	2011
	(Dollars In Millions)
Non-admission of goodwill	$—	$(159)
Report BOLI Separate Accounts at Book Value	(1)	(7)
Reserving difference related to a captive insurance company	(49)	—
Total (net)	$(50)	$(166)
The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, and accounting for the face amount of all issued and outstanding letters of credit as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives".

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2012	2011
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,205	$1,015
Accounting for Red Mountain Note as admitted asset	$300	$—
Reserving based on state specific actuarial practices	$95	$84

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

In the first quarter of 2012, the Company adopted ASU No. 2011-04 — Fair Value Measurement — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. The amendments in this Update resulted in modification of certain disclosures regarding fair value measurements, but did not result in a material change to the Company's fair value methodology or measurements and had no impact to the Company's financial position or results of operations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,839,326	$4	$1,839,330
Commercial mortgage-backed securities	—	869,823	—	869,823
Other asset-backed securities	—	378,870	596,143	975,013
U.S. government-related securities	909,988	258,458	—	1,168,446
State, municipalities, and political subdivisions	—	1,439,378	4,275	1,443,653
Other government-related securities	—	80,767	20,011	100,778
Corporate bonds	207	20,197,528	167,892	20,365,627
Total fixed maturity securities — available-for-sale	910,195	25,064,150	788,325	26,762,670

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	$—	$357,803	$—	$357,803
Commercial mortgage-backed securities	—	171,073	—	171,073
Other asset-backed securities	—	87,395	70,535	157,930
U.S. government-related securities	304,704	1,169	—	305,873
State, municipalities, and political subdivisions	—	278,898	—	278,898
Other government-related securities	—	63,444	—	63,444
Corporate bonds	—	1,672,172	115	1,672,287
Total fixed maturity securities — trading	304,704	2,631,954	70,650	3,007,308
Total fixed maturity securities	1,214,899	27,696,104	858,975	29,769,978
Equity securities	273,072	35,116	65,527	373,715
Other long-term investments(1)	23,639	58,134	48,655	130,428
Short-term investments	214,295	2,492	—	216,787
Total investments	1,725,905	27,791,846	973,157	30,490,908
Cash	269,582	—	—	269,582
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	9,601,417	—	—	9,601,417
Variable universal life	562,817	—	—	562,817
Total assets measured at fair value on a recurring basis	$12,159,721	$27,791,846	$973,157	$40,924,724
Liabilities:
Annuity account balances(2)	$—	$—	$129,468	$129,468
Other liabilities(1)	19,187	27,250	611,437	657,874
Total liabilities measured at fair value on a recurring basis	$19,187	$27,250	$740,905	$787,342

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$2,337,037	$7	$2,337,044
Commercial mortgage-backed securities	—	550,527	—	550,527
Other asset-backed securities	—	298,216	614,813	913,029
U.S. government-related securities	664,506	536,173	15,000	1,215,679
State, municipalities, and political subdivisions	—	1,327,713	—	1,327,713
Other government-related securities	—	93,017	—	93,017
Corporate bonds	204	18,440,822	119,565	18,560,591
Total fixed maturity securities — available-for-sale	664,710	23,583,505	749,385	24,997,600
Fixed maturity securities — trading Residential mortgage-backed securities	—	313,963	—	313,963
Commercial mortgage-backed securities	—	190,247	—	190,247
Other asset-backed securities	—	29,585	28,343	57,928
U.S. government-related securities	555,601	255	—	555,856
State, municipalities, and political subdivisions	—	229,032	—	229,032
Other government-related securities	—	44,845	—	44,845
Corporate bonds	—	1,568,094	—	1,568,094
Total fixed maturity securities — trading	555,601	2,376,021	28,343	2,959,965
Total fixed maturity securities	1,220,311	25,959,526	777,728	27,957,565
Equity securities	211,023	11,310	70,080	292,413
Other long-term investments(1)	27,757	7,785	19,103	54,645
Short-term investments	101,470	—	—	101,470
Total investments	1,560,561	25,978,621	866,911	28,406,093
Cash	169,775	—	—	169,775
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	6,741,959	—	—	6,741,959
Variable universal life	502,617	—	—	502,617
Total assets measured at fair value on a recurring basis	$8,974,912	$25,978,621	$866,911	$35,820,444
Liabilities:
Annuity account balances(2)	$—	$—	$136,462	$136,462
Other liabilities(1)	2,727	15,370	437,613	455,710
Total liabilities measured at fair value on a recurring basis	$2,727	$15,370	$574,075	$592,172

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ''waterfall'' approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price over 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2012.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2012, the Company held $3.7 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin.

As of December 31, 2012, the Company held $666.7 million of Level 3 ABS, which included $70.5 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities,8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate bonds, U.S. Government-related securities, States, municipals, and political subdivisions, and Other government related securities

As of December 31, 2012, the Company classified approximately $24.0 billion of corporate bonds, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2012, the Company classified approximately $192.3 million of bonds and securities as Level 3 valuations. Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2012, the Company held approximately $100.6 million of equity securities classified as Level 2 and Level 3. Of this total, $64.6 million represents Federal Home Loan Bank ("FHLB") stock. The Company believes that the cost of the FHLB stock approximates fair value. The remainder of these equity securities is primarily made up of holdings we have obtained through bankruptcy proceedings or debt restructurings.

Other long-term investments and Other liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 20, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2012, 79.3% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments classified as Level 1 generally include futures, credit default swaps, and puts, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, puts, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The guaranteed minimum withdrawal benefits ("GMWB") embedded derivative is carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 20, Derivative Financial Instruments for more information related to GMWB embedded derivative gains and losses. The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality that is consistent with 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. The fair value of the embedded derivative is the difference between the policy liabilities (net of policy loans) of $2.6 billion and the fair value of the trading securities of $3.1 billion. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, YRT premium support and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

derivatives as of December 31, 2012 was $17.1 million and is included in "Other long-term investments". For information regarding realized gains on these derivatives please refer to 20, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. The fair value of this derivative as of December 31, 2012 was $15.0 million. The assessment of required payments from PLC under the Interest Support Agreement occurs annually. As of December 31, 2012, no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2012 was $1.6 million. As of December 31, 2012, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and West Coast Life in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2012, was approximately $0.5 million.

Annuity account balances

The Company records its equity indexed annuities ("EIA") at fair value. The fair value is considered a Level 3 valuation. The EIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the equity indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2012, ranged from a one month rate of 0.30%, a 5 year rate of 1.96%, and a 30 year rate of 4.14%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$596,143	Discounted cash flow	Liquidity premium Paydown rate	0.72% - 1.68% (1.29%) 8.51% - 18.10% (11.40%)
Other government-related securities	20,011	Discounted cash flow	Spread over treasury	(0.30%)
Corporate bonds	168,007	Discounted cash flow	Spread over treasury	0.92% - 7.75% (3.34%)
Liabilities:
Embedded derivatives — GMWB(1)	$169,041	Actuarial cash flow model	Mortality Lapse	57% of 1994 GMDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	93% - 100%
			Nonperformance risk	0.09% - 1.34%
Annuity account balances(2)	129,468	Actuarial cash flow model	Asset earned rate	5.81%
			Expenses	$88 - $108 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	57% of 1994 GMDB table 2.2% - 45.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.09% - 1.34%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company which resulted in $70.5 million of financial instruments, all asset backed securities, being classified as Level 3 as of December 31, 2012.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2012, the Company held $69.8 million of financial instruments where book value approximates fair value. Of the $69.8 million, $65.5 million represents equity securities, which are predominantly FHLB stock, and $4.3 million of other fixed maturity securities.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and increase when spreads decrease.

The GMWB liability is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the liability and conversely, if there is a decrease in the assumptions the liability would increase. The liability is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the liability and conversely, if there is a decrease in the assumption, the liability would decrease.

The fair value of the EIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the EIA account balance liability is sensitive to the asset earned rate and required return on assets. The value of the liability increases with an increase in required return on assets and decreases with an increase in the asset earned rate and conversely, the value of the liability decreases with a decrease in required return on assets and an increase in the asset earned rate.

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PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2012, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$7	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	614,813	339	21,780	—	(22,587)
U.S. government-related securities	15,000	—	—	—	(2)
States, municipals, and political subdivisions		—	—	—	—
Other government-related securities	—	—	29	—	(27)
Corporate bonds	119,565	470	8,052	(4)	(2,723)
Total fixed maturity securities — available-for-sale	749,385	809	29,861	(4)	(25,339)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	28,343	4,086	—	(2,306)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	—	2	—	—	—
Total fixed maturity securities — trading	28,343	4,088	—	(2,306)	—
Total fixed maturity securities	777,728	4,897	29,861	(2,310)	(25,339)
Equity securities	70,080	8	827	—	(1,097)
Other long-term investments(1)	19,103	—	—	29,552	—
Short-term investments	—	—	—	—	—
Total investments	866,911	4,905	30,688	27,242	(26,436)
Total assets measured at fair value on a recurring basis	$866,911	$4,905	$30,688	$27,242	$(26,436)
Liabilities:
Annuity account balances(2)	$136,462	$—	$—	$12,293	$—
Other liabilities(1)	437,613	86,523	—	(260,347)	—
Total liabilities measured at fair value on a recurring basis	$574,075	$86,523	$—	$(248,054)	$—

(1)  Represents certain freestanding and embedded derivatives.
(2)  Represents liabilities related to equity indexed annuities.

For the year ended December 31, 2012, $67.7 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2012.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(3)	$—	$—	$—	$—	$4	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(19,050)	—	—	771	77	596,143	—
U.S. government-related securities	—	(15,000)	—	—	—	2	—	—
States, municipals, and political subdivisions	4,275	—	—	—	—	—	4,275	—
Other government-related securities	20,024	—	—	—	—	(15)	20,011	—
Corporate bonds	11,960	(9,854)	—	—	40,060	366	167,892	—
Total fixed maturity securities — available-for-sale	36,259	(43,907)	—	—	40,831	430	788,325	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	48,255	(9,896)	—	—	—	2,053	70,535	1,780
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	1	—	—	—	112	—	115	10
Total fixed maturity securities — trading	48,256	(9,896)	—	—	112	2,053	70,650	1,790
Total fixed maturity securities	84,515	(53,803)	—	—	40,943	2,483	858,975	1,790
Equity securities	4	(4,295)	—	—	—	—	65,527	—
Other long-term investments(1)	—	—	—	—	—	—	48,655	29,552
Short-term investments	—	—	—	—	—	—	—	—
Total investments	84,519	(58,098)	—	—	40,943	2,483	973,157	31,342
Total assets measured at fair value on a recurring basis	$84,519	$(58,098)	$—	$—	$40,943	$2,483	$973,157	$31,342
Liabilities:
Annuity account balances(2)	$—	$—	$860	$20,147	$—	$—	$129,468	$—
Other liabilities(1)	—	—	—	—	—	—	611,437	(173,824)
Total liabilities measured at fair value on a recurring basis	$—	$—	$860	$20,147	$—	$—	$740,905	$(173,824)
For the year ended December 31, 2012, $26.8 million of securities were transferred out of Level 3. This amount was transferred to Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2012, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2012, there were no transfers from Level 1 to Level 2.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2011, for which the Company has used significant unobservable inputs (Level 3):
		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$20	$—	$12	$(4)	$—
Commercial mortgage-backed securities	19,901	—	147	—	(719)
Other asset-backed securities	641,129	4,527	28,873	(8,661)	(50,941)
U.S. government-related securities	15,109	—	—	—	(122)
States, municipals, and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	64,996	—	5,216	—	(1,689)
Total fixed maturity securities — available-for-sale	741,155	4,527	34,248	(8,665)	(53,471)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	59,925	1,213	—	(2,689)	—
U.S. government-related securities	3,442	387	—	(476)	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	—	611	—	(1,453)	—
Total fixed maturity securities — trading	63,367	2,211	—	(4,618)	—
Total fixed maturity securities	804,522	6,738	34,248	(13,283)	(53,471)
Equity securities	66,592	49	555	—	(1,050)
Other long-term investments(1)	31,765	—	—	(12,662)	—
Short-term investments	—	—	—	—	—
Total investments	902,879	6,787	34,803	(25,945)	(54,521)
Total assets measured at fair value on a recurring basis	$902,879	$6,787	$34,803	$(25,945)	$(54,521)
Liabilities:
Annuity account balances(2)	$143,264	$—	$—	$(5,850)	$—
Other liabilities(1)	190,529	—	—	(249,757)	—
Total liabilities measured at fair value on a recurring basis	$333,793	$—	$—	$(255,607)	$—

(1)  Represents certain freestanding and embedded derivatives.
(2)  Represents liabilities related to equity indexed annuities.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(12)	$—	$—	$(9)	$—	$7	$—
Commercial mortgage-backed securities	—	(103)	—	—	(19,224)	(2)	—	—
Other asset-backed securities	—	—	—	—	—	(114)	614,813	—
U.S. government-related securities	—	—	—	—	—	13	15,000	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	40,000	(3,543)	—	—	14,585	—	119,565	—
Total fixed maturity securities — available-for-sale	40,000	(3,658)	—	—	(4,648)	(103)	749,385	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	3,792	(40,292)	—	—	4,002	2,392	28,343	(937)
U.S. government-related securities	—	(3,347)	—	—	—	(6)	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	—	(37,292)	—	—	38,039	95	—	—
Total fixed maturity securities — trading	3,792	(80,931)	—	—	42,041	2,481	28,343	(937)
Total fixed maturity securities	43,792	(84,589)	—	—	37,393	2,378	777,728	(937)
Equity securities	3,962	(49)	—	—	21	—	70,080	—
Other long-term investments(1)	—	—	—	—	—	—	19,103	(12,662)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	47,754	(84,638)	—	—	37,414	2,378	866,911	(13,599)
Total assets measured at fair value on a recurring basis	$47,754	$(84,638)	$—	$—	$37,414	$2,378	$866,911	$(13,599)
Liabilities:
Annuity account balances(2)	$—	$—	$654	$13,306	$—	$—	$136,462	$—
Other liabilities(1)	—	(2,673)	—	—	—	—	437,613	(249,757)
Total liabilities measured at fair value on a recurring basis	$—	$(2,673)	$654	$13,306	$—	$—	$574,075	$(249,757)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of equity indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of equity indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2012		2011
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$4,948,625	$5,723,579	$5,351,902	$6,251,902
Policy loans	3	865,391	865,391	879,819	879,819
Fixed maturities, held-to-maturity(1)	3	300,000	319,163	—	—
Liabilities:
Stable value product account balances	3	$2,510,559	$2,534,094	$2,769,510	$2,855,614
Annuity account balances	3	10,658,463	10,525,702	10,946,848	10,767,892
Mortgage loan backed certificates	3	—	—	19,755	19,893
Debt:
Non-recourse funding obligations(2)	3	$1,446,900	$1,357,290	$1,248,600	$1,060,275

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.
(2)  Of this carrying amount $300 million, fair value of $297.6 million, relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage loans on real estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed maturities, held-to-maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable value product and Annuity account balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-recourse funding obligations

The Company estimated the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

20.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Variable Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to variable annuity contracts:

•  Foreign Currency Futures
•  Variance Swaps
•  Interest Rate Futures
•  Equity Options
•  Equity Futures
•  Credit Derivatives
•  Interest Rate Swaps
•  Interest Rate Swaptions
•  Volatility Futures

The Company has in certain periods, sold credit protection under single name credit default swaps and credit default swap indices for which it receives a premium to insure credit risk. Such credit derivatives are a part of the Company's program to mitigate risks related to certain minimum guaranteed benefits of variable annuity contracts and are designed to offset some portion of the Company's nonperformance risk. The Company will only make a payment in the event there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less an auction-determined recovery rate, to the percentage extent described. A credit event is generally defined to include material default, bankruptcy, or debt restructuring. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, would equal the notional value of the credit default swaps. As of December 31, 2012 and 2011, the Company did not have any open credit default swaps.

Other Derivatives

The Company has certain derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support arrangement, and portfolio maintenance agreements with PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements.

•  The Company has entered into an interest rate swap to convert LIBOR-based floating rate interest payments on a certain funding agreement to fixed rate interest payments. This structure is basically the same as that described regarding the CPI-based agreements and swaps. As of December 31, 2012, the Company no longer held these positions.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives related to variable annuity contracts

•  The Company uses equity, interest rate, currency and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within our variable annuity products. In general, the cost of such benefits varies with the level of equity and interest rate markets,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

foreign currency levels, and overall volatility. The equity futures resulted in net pre-tax losses of $50.8 million and $30.1 million and interest rate futures resulted in pre-tax gains of $21.1 million and $164.2 million for the year ended December 31, 2012 and 2011, respectively. Currency futures resulted in net pre-tax losses of $2.8 million and net pre-tax gains of $3.0 million for the year ended December 31, 2012 and 2011, respectively. Volatility futures resulted in pre-tax losses of $0.1 million for the year ended December 31, 2012. Such positions were not held during the year ended December 31, 2011.

•  The Company uses equity options and volatility swaps to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within our variable annuity products. In general, the cost of such benefits varies with the level of equity markets and overall volatility. The equity options resulted in net pre-tax losses of $37.4 million and $15.1 million and the volatility swaps resulted in net pre-tax losses of $11.8 million and $0.2 million for the year ended December 31, 2012 and 2011, respectively.

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its variable annuity products. The interest rate swaps resulted in net pre-tax gains of $3.3 million and $7.7 million for the year ended December 31, 2012 and 2011, respectively. The interest rate swaptions resulted in net pre-tax losses of $2.3 million for the year ended December 31, 2012. Such positions were not held during the year ended December 31, 2011.

•  The Company entered into credit default swaps to partially mitigate the Company's non-performance risk related to certain guaranteed minimum withdrawal benefits within our variable annuity products. The Company reported net pre-tax losses of $7.9 million for the year ended December 31, 2011. Net settlements received were $2.5 million, offset by termination losses of $10.4 million. As of December 31, 2011, the Company did not hold any remaining credit default swaps. Such positions were not held during the year ended December 31, 2012.

•  The Company markets certain variable annuity products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract. The Company recognized pre-tax losses of $22.1 million and $127.5 million for the year ended December 31, 2012 and 2011, respectively, related to these embedded derivatives.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities. The Company recognized pre-tax losses of $0.1 million and $11.3 million on interest rate swaps for the year ended December 31, 2012 and 2011, respectively.

•  The Company purchased interest rate caps during 2011 to mitigate risk associated with the Company's LIBOR exposure and the potential impact of European financial market distress. These caps resulted in net pre-tax losses of $2.7 million and $2.8 million for the year ended December 31, 2012 and 2011, respectively.

•  The Company has an interest support agreement, a yearly renewable term ("YRT") premium support arrangement, and two portfolio maintenance agreements with PLC. The Company recognized pre-tax gains of $9.6 million and pre-tax losses of $0.3 million for the years ended

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

December 31, 2012 and 2011, respectively, related to the interest support agreement. The Company recognized a pre-tax gain of $0.6 million for the year ended December 31, 2012 related to the YRT premium support arrangement. There were no gains or losses for the year ended December 31, 2011 related to the YRT premium support arrangement. The Company entered into two separate portfolio maintenance agreements in October 2012. The Company recognized pre-tax gains of $0.5 million for the year ended December 31, 2012 related to its portfolio maintenance agreements.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures. The Company recognized pre-tax losses of $0.1 million and $0.5 million for the year ended December 31, 2012 and 2011, respectively.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives. The Company recognized pre-tax losses of $132.8 million and $134.3 million for the year ended December 31, 2012 and 2011, respectively.

The tables below present information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2012		2011
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Inflation	$—	$—	$7,068	$1
Derivatives not designated as hedging instruments:
Interest rate swaps	355,000	6,532	125,000	5,118
Volatility swaps	500	406	—	—
Derivatives with PLC(1)	1,404,750	17,064	796,713	6,400
Embedded derivative — Modco reinsurance treaties	30,244	1,330	30,001	2,038
Embedded derivative — GMWB	1,640,075	30,261	826,790	10,665
Interest rate futures	—	—	615,445	6,393
Equity futures	147,581	595	49,631	837
Currency futures	15,944	784	57,912	976
Interest rate caps	3,000,000	—	3,000,000	2,666
Equity options	573,493	61,833	440,000	19,396
Interest rate swaptions	400,000	11,370	—	—
Other	224	253	224	155
	$7,567,811	$130,428	$5,948,784	$54,645

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	As of December 31,
	2012		2011
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other liabilities
Cash flow hedges:
Inflation	$182,965	$5,027	$244,399	$8,863
Interest rate	—	—	75,000	3,443
Derivatives not designated as hedging instruments:
Interest rate swaps	400,000	10,025	25,000	3,064
Volatility swaps	2,675	12,198	—	—
Embedded derivative — Modco reinsurance treaties	2,655,134	411,907	2,761,686	279,799
Embedded derivative — GMWB	5,253,961	199,530	3,741,688	157,813
Interest rate futures	893,476	13,970	270,019	1,148
Equity futures	152,364	3,316	189,765	1,454
Currency futures	131,979	1,901	14,348	126
	$9,672,554	$657,874	$7,321,905	$455,710

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

Gain (Loss) on Derivatives in Cash Flow Relationship

	For The Year Ended December 31,
	2012			2011
	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income (loss)	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income (loss)
	(Dollars In Thousands)
Gain (loss) recognized in other comprehensive income (loss) (effective portion):
Interest rate	$—	$—	$(77)	$—	$—	$(272)
Inflation	—	—	3,067	—	—	2,468
Gain (loss) reclassified from accumulated other comprehensive income (loss) into income (effective portion):
Interest rate	$—	$(2,261)	$—	$—	$(3,581)	$—
Inflation	—	(938)	—	—	(276)	—
Gain (loss) recognized in income (ineffective portion):
Inflation	$(177)	$—	$—	$(359)	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $1.7 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$21,138	$164,221	$(11,778)
Equity futures — VA	(50,797)	(30,061)	(42,258)
Currency futures — VA	(2,763)	2,977	—
Volatility futures — VA	(132)	—	—
Volatility swaps — VA	(11,792)	(239)	(2,433)
Equity options — VA	(37,370)	(15,051)	(1,824)
Interest rate swaptions — VA	(2,260)	—	—
Interest rate swaps — VA	3,264	7,718	—
Credit default swaps — VA	—	(7,851)	—
Embedded derivative — GMWB	(22,120)	(127,537)	(5,728)
Total derivatives related to variable annuity contracts	(102,832)	(5,823)	(64,021)
Embedded derivative — Modco reinsurance treaties	(132,816)	(134,340)	(67,989)
Interest rate swaps	(87)	(11,264)	(8,427)
Interest rate caps	(2,666)	(2,801)	—
Derivatives with PLC(1)	10,664	(300)	(4,800)
Other derivatives	(79)	(477)	799
Total realized gains (losses) — derivatives	$(227,816)	$(155,005)	$(144,438)

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

From time to time, the Company is required to post and obligated to return collateral related to derivative transactions. As of December 31, 2012, the Company had posted cash and securities (at fair value) as collateral of approximately $34.8 million and $54.9 million, respectively. As of December 31, 2012, the Company received $11.6 million of cash as collateral. The Company does not net the collateral posted or received with the fair value of the derivative financial instruments for reporting purposes.

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Modco trading portfolio(1)	$177,986	$164,224	$109,399

(1)  The Company elected to include the use of alternate disclosures for trading activities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets UL, variable universal life, bank-owned life insurance ("BOLI"), and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically "closed" blocks of business (no new policies are being marketed). Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and variable annuity products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles, watercraft, and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income not attributable to the segments above (including the impact of carrying liquidity), expenses not attributable to the segments above, and a trading portfolio that was previously part of a variable interest entity. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income and assets. Segment operating income (loss) is income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of DAC and VOBA. Operating earnings exclude changes in the GMWB

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items have been excluded from operating income for the historical periods presented within the document:

•  Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

•  Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

•  That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Prior periods have been revised to conform to the current period presentation for these changes.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

During the first quarter of 2010, the Company recorded a $7.8 million decrease in reserves related to the final settlement in the runoff Lender's Indemnity line of business within the Asset Protection Division.

During the first quarter of 2011, the Company recorded $8.5 million of pre-tax earnings in the Corporate and Other business segment relating to the settlement of a dispute with respect to certain investments.

There were no significant intersegment transactions during the year ended December 31, 2012, 2011, and 2010.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Revenues
Life Marketing	$1,233,654	$1,193,927	$1,127,924
Acquisitions	1,064,295	982,821	761,344
Annuities	610,489	633,185	500,697
Stable Value Products	123,274	170,455	168,127
Asset Protection	294,146	282,587	269,597
Corporate and Other	130,202	145,610	109,295
Total revenues	$3,456,060	$3,408,585	$2,936,984
Segment Operating Income (Loss)
Life Marketing	$102,114	$96,110	$123,495
Acquisitions	171,060	157,393	111,143
Annuities	117,778	79,373	48,109
Stable Value Products	60,329	56,780	39,207
Asset Protection	9,765	16,892	24,267
Corporate and Other	1,119	6,985	(13,458)
Total segment operating income	462,165	413,533	332,763
Realized investment (losses) gains — investments(1)(3)	188,729	194,866	134,559
Realized investment (losses) gains — derivatives(2)	(191,315)	(133,124)	(134,146)
Income tax expense	(151,043)	(151,519)	(109,865)
Net Income	$308,536	$323,756	$223,311
(1) Realized investment (losses) gains — investments	$174,692	$200,432	$117,056
Less: related amortization of DAC/VOBA	(14,037)	5,566	(17,503)
	$188,729	$194,866	$134,559
(2) Realized investment gains (losses) — derivatives	$(227,816)	$(155,005)	$(144,438)
Less: settlements on certain interest rate swaps	—	—	168
Less: derivative activity related to certain annuities	(36,501)	(21,881)	(10,460)
	$(191,315)	$(133,124)	$(134,146)
Net investment income
Life Marketing	$486,374	$446,014	$387,953
Acquisitions	550,334	529,261	458,703
Annuities	504,342	507,229	482,264
Stable Value Products	128,239	145,150	171,327
Asset Protection	19,698	21,650	23,959
Corporate and Other	100,351	104,140	100,639
Total net investment income	$1,789,338	$1,753,444	$1,624,845
Amortization of DAC and VOBA
Life Marketing	$45,079	$87,461	$47,809
Acquisitions	77,251	75,041	64,410
Annuities	45,319	57,201	76
Stable Value Products	947	4,556	5,430
Asset Protection	22,569	22,607	25,077
Corporate and Other	1,018	2,654	1,694
Total amortization of DAC and VOBA	$192,183	$249,520	$144,496

(3)  Includes credit related other-than-temporary impairments of $58.1 million, $47.3 million, and $41.4 million for the year ended December 31, 2012, 2011, and 2010, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2012
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$12,171,384	$11,312,550	$17,649,488	$2,509,160
Deferred policy acquisition costs and value of business acquired	2,001,708	679,746	491,184	1,399
Goodwill	—	35,615	—	—
Total assets	$14,173,092	$12,027,911	$18,140,672	$2,510,559
	Asset Protection	Corporate and Other	Total Adjustments	Consolidated
Investments and other assets	$740,153	$9,446,057	$19,662	$53,848,454
Deferred policy acquisition costs and value of business acquired	50,253	1,066	—	3,225,356
Goodwill	48,158	—	—	83,773
Total assets	$838,564	$9,447,123	$19,662	$57,157,583
	Operating Segment Assets As of December 31, 2011
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$10,885,785	$11,471,856	$14,945,002	$2,767,163
Deferred policy acquisition costs and value of business acquired	1,912,916	824,277	435,462	2,347
Goodwill	—	38,713	—	—
Total assets	$12,798,701	$12,334,846	$15,380,464	$2,769,510
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$707,181	$7,894,614	$21,491	$48,693,092
Deferred policy acquisition costs and value of business acquired	46,606	1,612	—	3,223,220
Goodwill	48,158	—	—	86,871
Total assets	$801,945	$7,896,226	$21,491	$52,003,183

22.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2012 and 2011 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, Except Per Share Amounts)
2012
Premiums and policy fees	$692,398	$707,720	$681,324	$717,948
Reinsurance ceded	(296,295)	(336,119)	(311,862)	(365,821)
Net of reinsurance ceded	396,103	371,601	369,462	352,127
Net investment income	443,532	438,648	446,374	460,784
Realized investment gains (losses)	(13,022)	6,669	(2,686)	(44,085)
Other income	75,142	50,121	51,046	54,244
Total revenues	901,755	867,039	864,196	823,070
Total benefits and expenses	760,687	749,974	757,507	728,313
Income before income tax	141,068	117,065	106,689	94,757
Income tax expense	45,212	35,438	35,778	34,615
Net income	$95,856	$81,627	$70,911	$60,142
2011
Premiums and policy fees	$662,256	$712,472	$693,161	$716,245
Reinsurance ceded	(324,417)	(356,603)	(319,732)	(363,162)
Net of reinsurance ceded	337,839	355,869	373,429	353,083
Net investment income	427,311	434,425	445,928	445,780
Realized investment gains (losses)	(7,986)	19,974	31,880	1,559
Other income	43,863	56,107	47,262	42,262
Total revenues	801,027	866,375	898,499	842,684
Total benefits and expenses	705,685	726,214	775,941	725,470
Income before income tax	95,342	140,161	122,558	117,214
Income tax expense	33,223	48,557	39,579	30,160
Net income	$62,119	$91,604	$82,979	$87,054

23.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2012, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2012:
Life Marketing	$2,001,708	$12,733,602	$698,862	$277,919	$743,361	$486,374	$1,054,645	$45,079	$31,816	$161
Acquisitions	679,746	7,666,423	8,367	3,514,838	459,835	550,334	716,893	77,251	51,714	29,874
Annuities	491,184	1,102,577	103,316	7,372,471	97,902	504,342	369,622	45,319	100,848	—
Stable Value Products	1,399	—	—	2,510,559	—	128,239	64,790	947	2,174	—
Asset Protection	50,253	51,279	540,766	1,790	168,656	19,698	91,778	22,569	170,034	159,927
Corporate and Other	1,066	72,184	1,561	58,430	19,539	100,351	19,393	1,018	130,591	19,456
Total	$3,225,356	$21,626,065	$1,352,872	$13,736,007	$1,489,293	$1,789,338	$2,317,121	$192,183	$487,177	$209,418
For The Year Ended December 31, 2011:
Life Marketing	$1,912,916	$11,755,841	$589,027	$274,870	$744,819	$446,014	$978,098	$87,461	$32,258	$196
Acquisitions	824,277	7,804,207	6,792	3,669,366	414,823	529,261	662,293	75,041	55,792	22,386
Annuities	435,462	1,175,690	103,314	7,497,370	68,319	507,229	390,788	57,201	84,996	—
Stable Value Products	2,347	—	—	2,769,510	—	145,150	81,256	4,556	2,557	—
Asset Protection	46,606	53,987	517,274	1,645	170,898	21,650	88,257	22,607	154,831	161,387
Corporate and Other	1,612	78,002	1,851	50,113	21,361	104,140	21,528	2,654	131,136	21,107
Total	$3,223,220	$20,867,727	$1,218,258	$14,262,874	$1,420,220	$1,753,444	$2,222,220	$249,520	$461,570	$205,076
For The Year Ended December 31, 2010:
Life Marketing	$1,826,001	$10,910,433	$520,589	$275,325	$736,252	$387,953	$921,765	$47,809	$34,855	$246
Acquisitions	810,681	6,241,033	16,329	3,857,946	246,698	458,703	512,433	64,410	25,559	766
Annuities	368,279	1,231,374	93,609	6,985,784	42,650	482,264	407,455	76	68,106	—
Stable Value Products	6,903	—	—	3,076,233	—	171,327	123,365	5,430	3,325	—
Asset Protection	48,048	63,357	509,273	2,258	178,883	23,959	86,799	25,077	133,454	168,762
Corporate and Other	3,497	84,068	2,125	48,216	24,162	100,639	24,575	1,694	117,621	23,961
Total	$3,063,409	$18,530,265	$1,141,925	$14,245,762	$1,228,645	$1,624,845	$2,076,392	$144,496	$382,920	$193,735

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2012:
Life insurance in-force	$706,415,969	$444,950,866	$30,470,432	$291,935,535		10.4%
Premiums and policy fees:
Life insurance	2,226,614	1,228,444	281,711	1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,589	6,765	153,190		4.4
Total	$2,481,501	$1,310,098	$317,889	$1,489,292
For The Year Ended December 31, 2011:
Life insurance in-force	$728,670,260	$469,530,487	$32,812,882	$291,952,655		11.2%
Premiums and policy fees:
Life insurance	2,245,359	1,278,273	248,467	1,215,553	(1)	20.4
Accident/health insurance	43,161	14,415	21,719	50,465		43.0
Property and liability insurance	219,267	71,225	6,160	154,202		4.0
Total	$2,507,787	$1,363,913	$276,346	$1,420,220
For The Year Ended December 31, 2010:
Life insurance in-force	$753,518,782	$495,056,077	$18,799,243	$277,261,948		6.8%
Premiums and policy fees:
Life insurance	2,153,318	1,284,504	166,606	1,035,420	(1)	16.1
Accident/health insurance	49,520	17,323	63	32,260		0.2
Property and liability insurance	232,744	78,885	7,106	160,965		4.4
Total	$2,435,582	$1,380,712	$173,775	$1,228,645

(1)  Includes annuity policy fees of $103.8 million, $74.9 million, and $43.4 million for the years ended December 31, 2012, 2011, and 2010, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2012
Allowance for losses on commercial mortgage loans	$4,975	$6,240	$—	$(8,340)	$2,875
2011
Allowance for losses on commercial mortgage loans	$11,650	$9,603	$—	$(16,278)	$4,975
2010
Allowance for losses on commercial mortgage loans	$1,725	$11,071	$—	$(1,146)	$11,650

PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)		Financial Statements
All required financial statements are included in Part B of this Registration Statement.
(b)		Exhibits
1	.	Resolution of the Board of Directors of United Investors Life Insurance Company ("United Investors")
authorizing establishment of the United Investors Annuity Variable Account(2)
2	.	Custody Agreements: Not Applicable
3	.	(a)	Sterne Agee Financial Services, Inc. Agreements:
(1) Principal Underwriting Agreement(5)
(a) Amendment to Principal Underwriting Agreement(15)
(b) Second Amendment to Principal Underwriting Agreement(14)
(c) Third Amendment to Principal Underwriting Agreement(15)
(d) Fourth Amendment to Principal Underwriting Agreement(16)
(2) Limited Selling Agreement(11)
		(b)	Comerica Securities, Inc. Agreement:
(1) Principal Underwriting Agreement(16)
		(c)	Investment Distributors, Inc. Agreement:
(1) Distribution Agreement(18)
(a) Revised Schedule 1 of Distribution Agreement(18)
4	.	(a)	Annuity Policy, Form VA92(4)
		(b)	Annuity Policy, Form VA87(9)
		(c)	Death Benefit Endorsement, Form DBEND(6)
		(d)	Variable Annuity Endorsement, Form ENDVA(6)
		(e)	Fixed Account Rider, Form FA95(7)
		(f)	Death Benefit and Withdrawals Endorsement, Form VE98(9)
		(g)	Death Benefit and Withdrawals Endorsement, Form VE02(13)
		(h)	Waiver of Withdrawal Charges Rider, Form VAWR(13)
		(i)	Individual Retirement Annuity Endorsement, Form IRAA02(12)
		(j)	Roth Individual Retirement Annuity Endorsement, Form RIRA02(12)
5	.	Application(3)
6	.	(a)	Amended and Restated Articles of Incorporation of United Investors(17)
		(b)	Amended and Restated By-Laws of United Investors(17)
		(c)	2011 Amended and Restated Charter of Protective Life Insurance Company(18)
		(d)	2011 Amended and Restated By-Laws of Protective Life Insurance Company(18)
		(e)	2011 Certificate of Amended and Restated Charter for Protective Life Insurance Company(18)
		(f)	Agreement and Plan of Merger (Protective Life Insurance Company and United Investors Life Insurance
Company)(18)
		(g)	Articles of Merger of United Investors Life Insurance Company with and into Protective Life Insurance
Company(18)
7	.	Reinsurance Contracts: Not Applicable
8	.	(a)	(1) Participation Agreement for W&R Target Funds, Inc.(10)
(2) First Amendment of Participation Agreement(10)
(3) Second Amendment of Participation Agreement(10)
(4) Participation Agreement for Ivy Funds Variable Insurance Portfolios(18)
		(b)	Form of Administration Agreement: Not Applicable
		(c)	Rule 22c-2 Shareholder Information Agreement(15)
		(d)	Amended Rule 22c-2 Shareholder Information Agreement(18)

C–1

9	.	Opinion and consent of Max Berueffy, Esquire(18)
10	.	(a) Consent of Sutherland Asbill & Brennan LLP(1)
(b) Independent Registered Public Accounting Firm:
(1) Consent of PricewaterhouseCoopers LLP(1)
11	.	Financial statements omitted from Item 23: Not Applicable
12	.	Agreements/understandings for providing initial capital: Not Applicable
13	.	Performance Data Calculations(7)
14	.	Power of Attorney(1)

(1)	Filed herewith.
(2)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to
Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February
13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).
(3)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to
Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27,
1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-
12000).
(4)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to
Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15,
1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-
12000).
(5)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to
Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
(6)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to
Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26,
1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-
12000).
(7)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to
Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.
(8)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to
Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22,
1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
(9)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to
Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.
(10)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4
Registration Statement, File No. 333-89797, filed April 26, 2000.
(11)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4
Registration Statement, File No. 333-89797, filed April 29, 2002.
(12)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4
Registration Statement, File No. 333-43022, filed April 30, 2003.
(13)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 20 to Form N-4
Registration Statement, File No. 33-12000, filed April 30, 2003.
(14)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6
Registration Statement, File No. 333-26505, filed April 30, 2004.
(15)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to Form N-6
Registration Statement, File No. 333-26505, filed April 27, 2007.
(16)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 15 to Form N-6
Registration Statement, File No. 333-26505, filed April 30, 2010.
(17)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 16 to
Form N-6 Registration Statement, File No. 333-26505, filed on April 29, 2011.
(18)	Incorporated herein by reference to the Exhibit filed electronically with the Initial Form N-4 Registration
Statement, File No. 333-182483, filed on July 2, 2012.

C–2

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
John D. Johns	Chairman of the Board, Chief Executive Officer, President, and
Director
Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director
Carl S. Thigpen	Executive Vice President and Chief Investment Officer
Deborah J. Long	Executive Vice President, General Counsel, and Secretary
Carolyn M. Johnson	Executive Vice President, Chief Operating Officer and Director
Michael G. Temple	Executive Vice President and Chief Risk Officer
Carolyn King	Senior Vice President, Acquisitions and Corporate Development
John R. Sawyer	Senior Vice President and Chief Distribution Officer
Frank Sottosanti	Senior Vice President and Chief Marketing Officer
John F. Simon	Senior Vice President and Chief Product Actuary
Lance Black	Senior Vice President and Treasurer
Scott M. Karchunas	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Judy Wilson	Senior Vice President, Stable Value Products
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer
Phil Passafiume	Senior Vice President and Director, Fixed Income
Nancy Kane	Senior Vice President and Senior Associate Counsel
Robert R. Bedwell, III	Senior Vice President, Mortgage Loans
Mark Cyphert	Senior Vice President and Chief Information and Operations Officer
Stephane Goyer	Senior Vice President and Head of Insurance Risks
Richard Kurtz	Senior Vice President, Dealer Sales, APD
Jeffrey Marsh	Senior Vice President, Life Sales

*	The principal business address of each person listed is Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation (PLC). Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by PLC may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of PLC for the fiscal year ended December 31, 2012 (File No. 001-11339) filed with the Commission on February 28, 2013.

Item 27. Number of Policy Owners

As of March 31, 2013, there were 8,013 owners of the Policies.

Item 28. Indemnification

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in

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settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

     In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

      (a) As of July 1, 2012, Investment Distributors, Inc. is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). From February 1, 2010 until June 30, 2012, Comerica Securities, Inc. was principal underwriter of the policies. Prior to February 1, 2010, Sterne Agee Financial Services, Inc. was the principal underwriter of the policies. Its principal underwriting agreement terminated as of January 31, 2010.

     (b) The following table provides certain information with respect to the principal officers and directors of Investment Distributors, Inc.

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Name and Principal
Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President New Business Operation, Life and
Annuity Division
Barry K. Brown	Assistant Secretary	Second Vice President, LLC Commissions
Steve M. Callaway	Chief Compliance Officer,	None
Secretary and Director
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Carol Majewski	Assistant Compliance Officer	Director II, Compliance Officer
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Lawrence Debnar	Assistant Financial Officer	Vice President, Financial Reporting
Joseph F. Gilmer	Chief Financial Officer	Assistant Vice President, Annuity Financial Reporting
and Director

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.
(c)
Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2012:

	Net Underwriting	Compensation on	Brokerage
Name of Principal Underwriter	Discounts and Commissions	Redemption	Commissions	Compensation
Investment Distributors, Inc.	$24,560	None	N/A	None
Comerica Securities, Inc.	$24,604	None	N/A	None

Item 30. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

     (a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Protective Life at the address or phone number listed in the Prospectus.

     (d) Protective Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

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STATEMENT PURSUANT TO RULE 6c-7

     Protective Life and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Protective Life and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

     Protective Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

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SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement of Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 30, 2013.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT (REGISTRANT)
By:	*
John D. Johns
President

By:	PROTECTIVE LIFE INSURANCE COMPANY
(DEPOSITOR)

By:	*
John D. Johns
President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*
JOHN D. JOHNS	Chairman of the Board,	April 30, 2013
President and Director

*
RICHARD J. BIELEN	Vice Chairman, Chief Financial Officer	April 30, 2013
and Director

*
STEVEN G. WALKER	Senior Vice President, Controller, and	April 30, 2013
Chief Accounting Officer

*
CAROLYN JOHNSON	Director	April 30, 2013

*BY: /S/ MAX BERUEFFY
Max Berueffy
Attorney-in-Fact		April 30, 2013

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